UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

X-RITE, INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

X-RITE, INCORPORATED

4300 44TH STREET, S.E.

GRAND RAPIDS, MICHIGAN 49512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2012

April 5, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of X-Rite, Incorporated, a Michigan corporation (“X-Rite” or the “Company”), which will be held on May 16, 2012, at 8:00 a.m., Central Daylight Time, at the offices of Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, for the following purposes:

1. To elect three directors to the Company’s Board of Directors as set forth in the accompanying Proxy Statement;

2. To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The record date for the Annual Meeting is March 20, 2012. Only shareholders of record as of the close of business on March 20, 2012 are entitled to receive notice of, and to vote at the Annual Meeting.

The Company is again pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their shareholders via the Internet. These rules allow the Company to provide you with the information you need while lowering the costs and environmental impact associated with printing and mailing proxy materials for the Annual Meeting. On or about April 5, 2012, the Company will mail to its shareholders a notice containing instructions on how to access the proxy materials and vote on the matters described above. In addition, the notice will include instructions on how you can request a paper copy of the proxy materials.

We are pleased to offer multiple options for voting your shares. As detailed in the “Solicitation of Proxies” section of this Notice and Proxy Statement, you can vote your shares via the Internet or by telephone, mail or written ballot at the Annual Meeting. We encourage you to vote via the Internet as it is the most cost-effective method for us.

Whether you attend the meeting or not, your vote is important, and we encourage you to vote your shares promptly. In addition, you may revoke your proxy at any time before it is voted at the meeting. You may do so by delivering to the Secretary of X-Rite a signed written notice of revocation that is dated later than the date of your proxy, by executing and returning a proxy card dated later than the previous one or by attending the meeting and notifying the secretary of the meeting in writing prior to the voting of your proxy of your intention to vote in person. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

By order of the Board of Directors,

Rajesh K. Shah

Secretary

THE DATE OF THIS PROXY STATEMENT IS APRIL 5, 2012,

AND IT IS FIRST BEING DELIVERED OR OTHERWISE MADE AVAILABLE

TO SHAREHOLDERS ON OR ABOUT APRIL 5, 2012.

i

ii

X-RITE, INCORPORATED

4300 44TH STREET, S.E.

GRAND RAPIDS, MICHIGAN 49512

PROXY STATEMENT

APRIL 5, 2012

SUMMARY OF THE ANNUAL MEETING

Time, Place and Purpose

This Proxy Statement is being furnished to shareholders as part of the solicitation of proxies by the Board of Directors for use at the Annual Meeting to be held on May 16, 2012, starting at 8:00
a.m., Central Daylight Time, at the offices of Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, and any adjournment or postponement thereof.

Agenda

At the Annual Meeting, shareholders will
vote on the following proposals:

1. To elect three directors to the Company’s Board of Directors (the “Board”)
as set forth in the Proxy Statement;

2. To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Voting Securities and Record Date

The holders of record of shares of the Company’s common stock, par value $.10 per share, as of the close of business on
March 20, 2012, the record date for the Annual Meeting, are entitled to receive notice of, and to vote at, the Annual Meeting. On the record date, there were 86,294,269 shares of common stock outstanding.

Shareholders are entitled to one vote for each share of the Company’s common stock registered in their names at the close of business on the record date. A majority of the shares entitled to vote represented in person or by proxy will constitute a quorum for action at the Annual Meeting. Directors are elected by a plurality of the votes cast by shareholders entitled to vote on their election at a meeting at which a quorum is present. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual
Meeting. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Abstentions and proxies relating to “street name” shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker (“broker non-votes”) absent voting instructions from the beneficial owner, are counted for the purpose of determining the presence or absence of a quorum for the transactions of business. However, abstentions and broker non-votes will be disregarded in tabulating the votes on all matters brought before the meeting.

Notice and Access of Proxy Statement

The Company has again elected to deliver its proxy materials to shareholders electronically via the Internet, as permitted by rules adopted by the United States Securities and Exchange Commission (the
“SEC”). Accordingly, the Company will send a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders who have not previously opted to receive a printed copy of the proxy materials by mail or enrolled in the electronic delivery service described in “Electronic Delivery of Proxy Statement and Annual Report” above. Instructions on how to access the proxy materials and vote over the
Internet and how to request a printed copy of the proxy materials may be found on the Notice. In addition, the Notice includes instructions on how shareholders may request to receive future proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy material on the Internet.

Electronic Delivery of Proxy Statement and Annual Report

This Proxy Statement and the 2011 Annual Report are available on the Company’s Internet site at http://ir.xrite.com.

Shareholders can elect to receive future Proxy Statements
and Annual Reports via e-mail instead of receiving paper copies in the mail or through notice and access as described in “Notice and Access of Proxy Statement” below. If you are a shareholder of record, you can enroll in the electronic delivery service and save the Company the cost of producing and mailing these documents by:

1.
Following the instructions provided when you vote over the Internet, or

2.
Going to the Company’s Internet page at http://ir.xrite.com and following the instructions provided to enroll in the electronic delivery service.

If you are a shareholder of record and enroll in the electronic delivery service, you will receive an annual
e-mail message containing the Internet address to access the Company’s Proxy Statement and Annual Report. The e-mail also will include instructions for voting over the Internet.

If you hold your shares in “street name,” and enroll in the electronic delivery service and your bank, broker or other holder of record participates in the service; you will receive an annual e-mail message containing the Internet address to use to access the Company’s Proxy Statement and Annual Report.

Proxies; Revocation

The use of a proxy allows a
shareholder of X-Rite to be represented at the Annual Meeting if he or she is unable to attend the meeting in person. There are four (4) ways to vote your shares:

1.
By the Internet at www.proxyvote.com;

2.
By toll-free telephone at 1-800-690-6903;

3.
By completing and mailing your proxy card; and

4.
By written ballot at the meeting.

Telephone and Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern time on May 15, 2012. If you vote your shares using any of the methods described above, the shares represented by the proxy will be voted at the meeting or at any adjournment or postponement thereof. Where shareholders specify a choice, the shares will be voted as specified. If no choice is specified on a properly executed proxy card, the shares represented by the proxy will be voted “FOR” the election of the directors listed as nominees in the proxy. A proxy may be revoked prior to its exercise by (1) delivering to the Secretary of X-Rite a signed written notice of revocation that is dated later than the date of your proxy, (2) delivering of a later-dated proxy, including by telephone or Internet vote, or (3) attending the meeting in person and notifying the secretary of the meeting in writing prior to the vote of your proxy that you intend to vote your shares in person and voting your shares at the meeting. Attendance at the meeting, in and of itself, will not constitute a revocation of a proxy.

Shares Held Through a Bank, Broker or Other Nominee

If you are the beneficial owner of shares held in “street name” through a bank, broker or other nominee, such bank, broker or nominee, as the record holder of the shares, must vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give instructions, the shares will be treated as “broker non-votes.” A discretionary item is a proposal that is considered routine under the rules of NASDAQ. Shares held in street name may be voted by your broker on discretionary items in the absence of voting instructions given by you. X-Rite does not expect that any matter other than those described above under “Agenda” will be brought before the Annual Meeting. If, however, other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment. No items on the agenda for the Annual Meeting are considered routine matters.

If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change these instructions.

Solicitation of Proxies

The Board and management of the Company are making this solicitation of proxies from shareholders. The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile by regular employees of the Company without additional compensation. In addition, brokers, nominees, custodians, and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending proxy materials to beneficial owners.

Adjournments and Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed. Any adjournment or postponement may be made without notice, other than an announcement made at the Annual Meeting, by approval of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual
Meeting, whether or not a quorum exists. Any signed proxies received by X-Rite will be voted in favor of an adjournment or postponement in these circumstances, other than in the event a new record date is set. Any adjournment or postponement of the
Annual Meeting will allow X-Rite shareholders who have already sent in their proxies to revoke them at any time prior to their exercise.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation specify that the Board shall consist of at least six (6), but not more than nine (9) members, with the exact number to be fixed by the Board from time to time. The Board has fixed the number of directors at nine (9). The Articles of Incorporation also specify that the Board be divided into three classes, with the directors of the classes to hold office for staggered terms of three (3) years each.

The Board has nominated Bradley J. Coppens, Daniel M. Friedberg and Mark Weishaar for election as directors to three-year terms expiring in 2015. Messrs. Coppens, Friedberg and Weishaar are presently serving as directors of the Company. The Board has determined that Messrs. Coppens, Friedberg and Weishaar are independent, as further described below under
“Director Independence.” All nominees have consented to being named in this Proxy Statement and to serve as directors of the Company if elected.

Unless otherwise specifically directed by a marking on a shareholder’s proxy, the persons named as proxy voters in the accompanying proxy will vote FOR the nominees described below. If any of these nominees were to become unable to serve as a director, which is not now anticipated, the Board may designate a substitute nominee, in which case the accompanying proxy will be voted for the substituted nominee. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Directors are elected by a plurality of the votes cast by shareholders entitled to vote on their election at a meeting at which a quorum is present. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. Any shares for which authority is withheld to vote for director nominees and broker non-votes have no effect on the election of directors except to the extent that the failure to vote for a director nominee results in another nominee receiving a larger number of votes.

The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

Nominees for Election with Terms Expiring in 2015

Bradley J. Coppens (30) is a Managing Director of OEP Holding Corporation. Prior to joining OEP Holding Corporation in 2006,
Mr. Coppens worked in the investment banking division of JPMorgan Chase & Co. in the mergers and acquisitions department. He currently serves on the boards of directors of Systagenix Wound Management, a worldwide leader in the advanced wound care market, and Portal de Documentos, a Brazilian IT Services Business. Mr. Coppens has broad knowledge of capital markets, finance and accounting issues and has assisted directors and management teams in a variety of situations including capital raising, corporate restructuring and strategic planning activities. Mr. Coppens received his B.B.A. in accounting and finance from the Ross School of Business at the University of Michigan. Mr. Coppens’
nomination to serve on the Board was at the request of OEPX, LLC under the terms of the recapitalization of the Company in October 2008. Mr. Coppens has served as a director of the Company since 2010.

Daniel M. Friedberg (50) has been President and Chief Executive Officer of Sagard Capital Partners Management Corporation,
the investment manager of Sagard, since its founding in 2005. Since 2005, he has also been a Vice President and Officer of Power Corporation of Canada, a diversified international management and holding company. Prior to that, he was a Partner at
Bain & Company. Mr. Friedberg joined Bain & Company in 1987 in the London office, and was a founder of the Toronto office in 1989 and the New York office in 2000. Mr. Friedberg’s extensive experience in strategic and operational consulting in both private and public companies is a valuable asset to the Board. Mr. Friedberg’s original nomination to serve on the Board was at the request of Sagard Capital Partners, L.P. under the terms of the recapitalization of the Company in October 2008. Mr. Friedberg has served as a director of the Company since 2008.

Mark D. Weishaar (54) is Chief Executive Officer and President of Sturgis Molded
Products, a custom injection molding company headquartered in Michigan, and has held that position since 1997. Mr. Weishaar is a certified public accountant and served as a Partner and Member of the Board of Directors of BDO Seidman, LLP where he worked for 15 years in various capacities. Mr. Weishaar is a financial expert with extensive knowledge of financial and accounting issues, which is valued in his role chairing the Audit Committee. Mr. Weishaar has served as a director of the Company since 2003.

DIRECTOR BIOGRAPHICAL INFORMATION AND QUALIFICATIONS

Set forth below is a description of the business experience of each of the Company’s directors other than Messrs. Coppens, Friedberg and Weishaar, whose biographies are set forth above under “Proposal 1 Election of Directors.” The Board has determined that each nominee and continuing director brings a strong and unique background and set of skills to the Board, giving the Board as a whole diversity and experience in a wide variety of areas, including executive management, private equity, engineering, finance, manufacturing, marketing, and international business.

Continuing Directors with Terms Expiring in 2014

Colin M. Farmer (38) is a Managing Director of OEP Holding Corporation. Prior to joining OEP Holding Corporation in October
2006, Mr. Farmer spent eight years at Harvest Partners, a middle-market private equity firm. He currently serves on the Board of Directors of NCO Group, Inc., a provider of accounts receivable management and related services.
Mr. Farmer’s extensive knowledge of capital markets, finance and accounting is helpful to the Board’s consideration of financial matters. He works closely with management on capital markets activities and corporate and tax structuring initiatives. Mr. Farmer’s original nomination to serve on the Board was at the request of OEPX, LLC under the terms of the recapitalization of the Company in October 2008. Mr. Farmer has served as a director of the Company since 2008.

John E. Utley (71) is a general business consultant. He retired in 1999 as Acting Deputy President of
Lucas Varity Automotive. Lucas Varity was headquartered in London, England before being sold to TRW, Inc. Prior to that, he served in several senior management positions for more than five years, including Senior Vice President Strategic Marketing for Varity Corporation, and served as Chairman of the Board of both Kelsey Hayes Co. and Walbro Corporation. Prior to the purchase of Kelsey Hayes by Varity Corporation. Mr. Utley served as President and Chief Operating Officer, Kelsey Hayes
Co. Mr. Utley has served as the Chairman of the Board of X-Rite since 2003. Mr. Utley’s extensive executive experience, his background in global marketing, and history with the Company are valued by the Board.

Thomas J. Vacchiano, Jr. (60) is the President and Chief Executive Officer of the Company and has held that position since October 1, 2006. He joined X-Rite as its President in July 2006 as part of the Amazys Holding AG (“Amazys”) acquisition. Prior to the Amazys acquisition, he served as Amazys’ President and Chief Executive Officer. Amazys
was a color technology company headquartered in Switzerland and was publicly traded on the Swiss Stock Exchange. Mr. Vacchiano’s day-to-day leadership as Chief Executive Officer of X-Rite provides the Board with an intimate view of the
Company’s challenges, opportunities, and operations. Mr.
Vacchiano has served as a director of the Company since 2006.

Continuing Directors with Terms Expiring in 2013

Gideon Argov (55) is President and Chief Executive Officer of Entegris, a materials integrity management company serving high technology industries. Mr. Argov became President and Chief Executive Officer of Entegris immediately after its merger with Mykrolis on August 5, 2005. He had served as Chief Executive Officer of Mykrolis since November 2004. Prior to joining Mykrolis, Mr. Argov was a special limited partner of Parthenon Capital, a Boston-based private equity firm, since 2001. Mr. Argov has served on the Company’s

Board since 2006 when it acquired Amazys. Prior to that, Mr. Argov served on Amazys’ Board of Directors since 1997. Mr. Argov currently serves on the Board of Directors of
Interline Brands, Inc. Mr. Argov’s experience as the Chief Executive Officer of Entegris provides the Board with the unique experience of providing products to high technology enterprises around the world. Mr. Argov also has an understanding of the color industry and the historical evolution of the markets that X-Rite operates in due to his long service on the board of Amazys prior to its acquisition by X-Rite in 2006. Mr. Argov has served as a director of the Company since 2006.

David A. Eckert (57) is a business consultant and has led a series of companies providing products and services to businesses worldwide. In 2010, Mr. Eckert served as the Chief Executive Officer and a member of the Board of Directors of Safety-Kleen Systems, Inc., an environmental solutions company. Prior to that, he served as
President, Chief Executive Officer and a member of the Board of Directors of Iron Age Corporation from 2003 to 2007; Senior Executive Vice President for Kessler Financial Services, L.P; President, Chief Operating Officer and a member of the Board of
Directors of Clean Harbors, Inc. from 1996 to 1998; and Co-Chairman of the Board of Directors and Co-Chief Executive Officer of Smith Valve Corporation from 1991 to 1996. Since August 2011, Mr. Eckert has served as the Interim Chief
Executive Education Officer of the Kellogg School of Management. He also served as Chair of the Advisory Board of Northwestern University’s McCormick School of Engineering and Applied Science from 2005 to 2011. Mr. Eckert’s
30 years of experience as a Director, Chief Executive Officer, senior executive and management consultant across a wide range of industries provides the Board with a significant understanding of strategic and operational challenges. Mr.
Eckert’s original nomination to serve on the Board was at the request of OEPX, LLC under the terms of the recapitalization of the Company in October 2008. Mr. Eckert has served as director since 2008.

L. Peter Frieder (69) is the President and Chief Executive Officer of Gentex Corporation, a designer, developer and manufacturer of integrated life support systems. He has held that position for more than five years. Mr Frieder recently retired as Senior V.P. and advisor to the Chairman of ESSILOR International, which designs, manufactures and distributes corrective lenses worldwide and as a consultant to their Disruptive Technologies Team. Mr. Frieder’s experience leading an organization with ongoing research and development, engineering and manufacturing operations is particularly important to the Board’s discussions related to the strategy of the Company. Mr. Frieder has served as a director of the Company since 2003.

DIRECTOR SELECTION CRITERIA AND REVIEW OF DIRECTOR NOMINEES

The Nominating and Governance Committee (“NGC”) reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the members of the Board reflect the appropriate balance of knowledge, experience, skills, expertise and diversity necessary to maximize the Board’s ability to manage and direct the affairs and business of the Company. Although the NGC does not have a formal policy with respect to diversity, the NGC charter requires that the NGC considers diversity as one of a number of factors in identifying director nominees. The NGC views diversity broadly to include diversity of experience, skills and viewpoint as well as traditional concepts of diversity such as race and gender. The NGC seeks candidates with diverse viewpoints and backgrounds and who have substantial experience in and understanding of domestic and international operations, technology, marketing, finance, accounting and other disciplines relevant to the Company’s ongoing success. The NGC requires that directors are able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure good corporate governance is practiced.

In
making its recommendations to the Board, the NGC considers factors that are in the best interests of the Company and its shareholders, including the experience of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; independence and willingness to consider strategic proposals; understanding of the Company’s business and technology; educational and professional background; personal accomplishments; independence from management; financial and accounting expertise and any other criteria established by the Board and any core competencies or technical expertise necessary for Board committees. In addition, the
Committee assesses whether a candidate possesses the integrity, ethics and sound business judgment that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties.

The Board evaluates each individual in the context of
the Board as a whole, with the objective of recommending a group that can best represent shareholder interests through the exercise of sound judgment using its diversity of experience. In determining whether to recommend a director for re-election, the NGC also considers the director’s past attendance at meetings, participation in and contributions to the activities of the Board, and the results of the most recent Board self-evaluation.

In connection with the Company’s recapitalization in October 2008, the Company has agreed to use its reasonable best efforts to have the designees of the Company’s institutional investors OEPX, LLC (“OEP”), managed by One Equity Partners, LLC, and Sagard Capital Partners, L.P. (“Sagard”), elected to the Board. OEP has the right to designate (i) three directors to the Board for so long as it holds at least 30% of the outstanding common stock, (ii) two directors for so long as it holds at least 20% of the outstanding common stock and (iii) one director for so long as it holds at least
10% of the outstanding common stock. Sagard has the right to designate one director to the Board for so long as it holds at least 10% of the outstanding common stock. Neither OEP nor Sagard can designate any directors once their holdings fall below
10%, respectively, of the outstanding common stock. The election or appointment of the OEP and Sagard nominees is subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the NGC.

OEP’s current designees on the Board are Bradley J. Coppens, David A. Eckert and Colin M. Farmer,
and Sagard’s current designee is Daniel M. Friedberg. Messrs. Coppens and Friedberg, whose terms expire in 2012, have been nominated by the NGC and are included on the slate of nominees in this Proxy Statement to serve as directors with terms expiring in 2015. Mr. Farmer’s current term expires in 2014.

The NGC will consider shareholder recommendations for
candidates for the Board, provided that the recommending shareholder follows the procedures set forth in Article IV.E. of the Company’s Articles of Incorporation for nominations by shareholders of persons to serve as directors. Pursuant to
Article IV.E. of the Company’s Articles of Incorporation, nominations for directors must be received not later than 30 days prior to the date of the meeting (or within seven days after the Company mails, or otherwise gives notice of the date of such meeting, if such notice is given less than 40 days prior to the meeting date). Such notice must include the name of any recommended candidate for director, together with a brief biographical sketch, and a document indicating the candidate’s willingness to serve, if elected. To date, the Company has not received any recommendations from shareholders requesting that the NGC consider a candidate for inclusion in the slate of nominees in the Company’s Proxy Statement.
To be included in the Company’s Proxy Statement relating to the 2013 Annual Meeting of shareholders or to be considered at the 2013 Annual Meeting, recommendations must be received in the manner specified in “Submission of Shareholder
Proposals for 2013 Annual Meeting of Shareholders,” on page 47.

DIRECTOR INDEPENDENCE

The Board has determined that all of the non-employee directors are “independent” for purposes of compliance with NASDAQ listing standards and applicable law. Further, all of the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934. The independent directors are as follows:

Gideon Argov

Daniel M. Friedberg

Bradley J. Coppens

L. Peter Frieder

David A. Eckert

John E. Utley

Colin M. Farmer

Mark D. Weishaar

All of the members of the Company’s Audit Committee, the NGC and the Compensation Committee are
independent directors.

BOARD LEADERSHIP STRUCTURE AND ITS COMMITTEES

The non-executive Chairman of the Board is John E. Utley. Under his leadership, the Board oversees, counsels, and directs management in the long-term interests of the Company and its shareholders. The Board believes that its current leadership structure with a separate Chief Executive Officer and independent Board Chairman ensures the effective, independent oversight of management on behalf of the Company’s shareholders and allows the Chief Executive Officer to focus on the execution of the Company’s day-to-day business, strategy and growth. The Board’s responsibilities include:

•

Oversight of the conduct of the business and assessment of business risks;

•

Selection and evaluation of the performance of the Chief Executive Officer and other senior executives; and

•

  Oversight of the process for maintaining the integrity of the Company’s financial statements and other public disclosures, and compliance with laws and ethics.

The Board has adopted a charter for each of the three standing committees that addresses the composition and functioning of the committees. The Board has also adopted an Ethical Conduct Policy that applies to all of its employees, officers and Directors and a Code of Ethics for Senior Executive Officers. The
Company will disclose amendments to, or waivers from, provisions of its code of ethics, if any, that apply to the Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer by posting such information on the Company’s website. The Code of Ethics, committee charters, and Ethical Conduct Policy may be viewed on the Company’s Internet page at http://ir.xrite.com under Corporate Governance and are also available in print by writing to the Company’s
Corporate Secretary at X-Rite, Incorporated, 4300 44th
Street, S.E., Grand Rapids, Michigan 49512.

The Board and its committees met throughout the year, and acted by written consent from time to time as appropriate. Board members are expected to make a reasonable effort to attend all meetings of the Board, all applicable committee meetings, and each Annual Meeting of Shareholders. All members of the Board attended the
2011 Annual Meeting of Shareholders and each of the current members of the Board is expected to attend the 2012 Annual Meeting of Shareholders. During fiscal 2011, the Board held six meetings. During fiscal 2011, each director attended at least 75 percent of the aggregate of the number of meetings of the Board plus the total number of meetings of all committees on which such director served.

The Board endeavors to schedule at least two Board meeting per year at key worksite locations. For example, in fiscal 2011, the Board held meetings in Grand Rapids, Michigan at the Company’s global headquarters, and in Carlstadt, New Jersey, the Company’s Pantone subsidiary. The Company believes that it is important that the Board engage in both formal and informal discussions with members of senior management throughout the organization, as well as with various employee populations on a regular basis.

In
accordance with NASDAQ rules, the Company’s non-employee directors meet regularly in executive sessions of the Board without management present.

The table below shows current membership for each of the standing Board committees:

Audit Committee

Compensation Committee

Nominating and Governance Committee

Mark D. Weishaar*

Gideon Argov*

L. Peter Frieder*

Colin M. Farmer

Bradley J. Coppens

David A. Eckert

Daniel M. Friedberg

Daniel M. Friedberg

Daniel M. Friedberg

John E. Utley

Mark D. Weishaar

John E. Utley, ex-officio

John E. Utley, ex-officio

*
Committee Chairman

Below is a
description of each standing committee of the Board. Each committee has the authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

The primary purpose of the Audit Committee is to assist the Board in its general oversight responsibilities for management’s conducting of the Company’s accounting and financial reporting processes; financial risk assessment; internal controls for finance, accounting, legal compliance and ethics; and audit functions. In addition, the Audit Committee is responsible for the appointment, retention, compensation, and oversight of the work of the Company’s independent public accounting firm. The Company’s management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing the Company’s financial statements. The Audit Committee’s role is one of oversight and does not provide any expert assurance or certification as to the Company’s financial statements or the work of the independent auditors. The Committee’s specific responsibilities are delineated in the Audit Committee Charter. The Audit Committee Charter can be viewed on the Company’s website. The Board has determined that each Audit Committee member is financially literate and that Mark D. Weishaar is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. Each member of the Audit Committee is “independent” for purposes of NASDAQ listing standards and Section 10A(m)(3) of the Securities
Exchange Act of 1934. During 2011, the Audit Committee held four meetings. For a further description of the Audit Committee’s responsibility and findings, see “Audit Committee Report.”

Compensation Committee

The primary function of the Compensation Committee is to assist the Board in matters relating to compensation as may be appropriately delegated to it by the Board. The Compensation Committee has a role in helping the Board ensure a clear relationship between total compensation, organization performance, and returns to shareholders. This is based on the Board’s belief that total compensation programs, properly aligned with economic value creation and the values and goals of the Company are essential tools in the delivery of sustainable value to shareholders. The Compensation Committee has authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of the Company’s executive officers, and administering the Company’s equity plans, including the granting of equity awards. The Compensation Committee also reviews and determines various other compensation policies and matters, including making recommendations to the Board and to management related to employee compensation and benefit plans. The Compensation Committee engaged Meridian Compensation Partners, LLC, a consulting firm experienced in all aspects of executive compensation analysis and design, to assist with its executive compensation analysis in fiscal year 2011. Meridian performs no other services for the Company. All of the members of the Compensation Committee are independent, non-employee directors of the Company. During 2011, the Compensation
Committee held five meetings.

Nominating and Governance Committee

The primary function of the NGC is to assist the Board by recommending qualifications and standards to serve as a director of the Company, identifying individuals qualified to become directors of the Company, and developing and evaluating corporate governance standards and policies for the Company. The NGC also reviews and evaluates the Chief Executive Officer’s performance and advises the Company’s Compensation Committee on its findings. The NGC’s responsibility for determining director qualifications is discussed in greater detail under “Director Selection Criteria and Review of Director Nominees.”
The NGC is composed entirely of independent, non-employee directors, and held four meetings in 2011.

Risk
Oversight

The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Company has a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout its global organization including macro-economic risks, such as inflation, reductions in economic growth, restrictions on access to markets and recession. The Board and its standing committees also review business-specific risks related to business strategy, operational execution, financial structure, legal and regulatory compliance, and corporate governance.

The Board receives and reviews
regular reports on the Company’s strategy, operations and financial performance from management. In addition, the Board delegates specific areas of risk assessment responsibilities to different Board committees. For example:

Audit Committee:

•

financial reporting, disclosures and internal controls,

•

ethics-related issues and Foreign Corrupt Practices Act regulatory compliance,

•

information technology controls, and

•

insurance coverage adequacy

Compensation Committee:

•

succession planning,

•

employee retention, and

•

compensation policies and practices

Nominating and Governance Committee:

•

corporate governance standards and policies

Director Compensation

The Compensation Committee
performs an annual review and assesses the adequacy of levels of director compensation. Final compensation levels are approved by the full Board. For 2012, director compensation remains unchanged from 2011. For 2011, each director who is not an employee of the Company received a quarterly cash retainer of $18,250, plus additional quarterly retainers of $6,250 for the Chairman of the Board, $3,000 for the Chairman of the Audit Committee, $2,500 for the Chairman of the Compensation
Committee,

$1,500 for the Chairmen of the NGC and the Administrative Committee, $1,500 for Audit Committee members, $1,000 for the Compensation Committee members, and $750 for the NGC and Administrative
Committee members. In addition, immediately following the 2011 Annual Meeting of Shareholders, each non-employee director was granted equity in the form of stock options and restricted shares with an approximate aggregate value of $50,000 ($76,400 for the Chairman of the Board). All equity grants to the Board vest in full after one year.

The Company uses a modified
Black-Scholes valuation applied on a consistent basis from year to year to determine the number of shares issued and options granted. All options contained in the table below were granted with an exercise price per share equal to the fair market value of the Company’s common stock on the May 18, 2011 grant date, which was $4.57. The restricted stock and options vest in full on the first anniversary of the grant date and the options have a ten year term. Messrs. Argov,
Coppens, Eckert, Farmer, Friedberg, Frieder and Weishaar each received a stock option award to purchase 9,636 shares of X-Rite stock and 5,589 restricted shares of X-Rite stock. Mr. Utley, as Chairman, received a stock option award to purchase
14,724 shares of X-Rite stock and 8,540 restricted shares of X-Rite stock.

Mr. Vacchiano receives no additional
compensation for serving as a director. Like all directors, he is eligible to receive reimbursement of any expenses incurred in attending Board and committee meetings.

DIRECTOR COMPENSATION IN FISCAL YEAR 2011

Current Directors

Fees Earned or Paid in Cash ($)(1)

Stock Awards ($)(2)

Option Awards ($)(3)

Total ($)

Gideon Argov

83,000

25,542

25,647

134,189

Bradley J. Coppens

80,000

25,542

25,647

131,189

David A. Eckert

76,000

25,542

25,647

127,189

Colin M. Farmer

85,000

25,542

25,647

136,189

Daniel M. Friedberg

89,000

25,542

25,647

140,189

L. Peter Frieder

82,000

25,542

25,647

133,189

John E. Utley

104,000

39,028

39,189

182,217

Mark D. Weishaar

89,000

25,542

25,647

140,189

(1)
Retainer and fees earned by Messrs. Coppens and Farmer are paid directly to OEP, and those earned by Mr. Friedberg are paid directly to Sagard.

(2)
Reflects the aggregate grant date fair value compensation costs for financial statement reporting purposes in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for the fiscal year ended December 31, 2011 in accordance with ASC Topic 718 for share-based awards granted in 2011. As of December 31, 2011, each non-employee director held the following number of shares of restricted stock outstanding that were still unvested: Mr. Argov: 5,589; Mr. Coppens: 5,589; Mr. Eckert: 5,589; Mr. Farmer: 5,589; Mr. Friedberg: 5,589; Mr. Frieder: 5,589; Mr. Utley: 8,540; and
Mr. Weishaar: 5,589. Messrs. Coppens and Farmer hold their restricted shares for the benefit of OEP. Mr. Friedberg holds his restricted shares for the benefit of Sagard.

(3)

Reflects the aggregate grant date fair value compensation costs for financial statement reporting purposes in conformity with GAAP for the fiscal year ended December 31, 2011 in accordance with ASC Topic 718 for options granted in 2011. Assumptions used in the calculation of these amounts are included in Footnote 8 to the Company’s audited financial statements for the fiscal year ended
December 31, 2011 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2012. As of December 31, 2011, each non-employee director had the following number of options outstanding: Mr. Argov:
216,674; Mr. Coppens: 200,936; Mr. Eckert: 198,560; Mr. Farmer: 200,936; Mr. Friedberg: 203,311; Mr. Frieder: 233,193; Mr. Utley: 340,659; and Mr. Weishaar: 244,453. Messrs. Coppens and Farmer hold their options for the benefit of OEP. Mr. Friedberg holds his options for the benefit of Sagard. The outstanding options that are exercisable as of March 20, 2012, or within 60 days thereafter, are included in the Securities Ownership of Management and Directors table.

Shareholder Communications
with Directors

The Board has adopted a process for shareholder communications. Generally, shareholders who want to communicate with the Board or any individual director can write to X-Rite, Incorporated, Corporate Secretary, 4300 44th Street, S.E, Grand Rapids, Michigan 49512. Your letter should indicate that you are an X-Rite, Incorporated shareholder. Depending on the subject matter, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors on request.

SECURITIES OWNERSHIP BY PRINCIPAL SHAREHOLDERS

The following table contains information regarding ownership of the Company’s common stock by persons or entities known to the
Company to beneficially own more than 5% of the Company’s common stock. The content of this table is based upon information contained in Schedules 13D and 13G filed with the SEC as well as information provided by The NASDAQ Stock
Market and represents the Company’s understanding of circumstances in existence as of March 20, 2012. The percentage calculations set forth in the table below are based on 86,294,269 shares of the Company’s common stock outstanding on
March 20, 2012 rather than the percentages set forth in the shareholders’ respective Schedules 13D and 13G.

Name & Address of Beneficial Owner

Amount and Nature of Beneficial Ownership

Percentage of
Class(1)

OEPX, LLC(2) 320 Park Avenue, New York, NY 10022

33,654,758
(2)

38.8
%(2)

Sagard Capital Partners, L.P.(3) 325 Greenwich Avenue, Greenwich, CT 06830

13,518,665
(3)

15.6
%(3)

Tinicum Lantern II, L.L.C.(4) 800 Third Avenue, New York, NY 10022

11,751,792
(4)

13.6
%(4)

(1)
The percentages are calculated on the basis of the number of outstanding shares of common stock plus common stock deemed outstanding pursuant to Rule 13d-3 of the
Securities Exchange Act of 1934.

(2)
OEP owns 33,654,758 shares of the Company’s common stock, of which (i) 5,589 shares of restricted common stock and options to acquire 200,936 shares
(including options exercisable within 60 days that are deemed outstanding pursuant to Rule 13d-3 of the Exchange Act under the Company’s 2008 and 2011 Omnibus Long Term Incentive Plans) are held by Mr. Coppens in connection with his service on the Company’s Board and (ii) 5,589 shares of restricted common stock and options to acquire 200,936 shares (including options exercisable within 60 days that are deemed outstanding pursuant to Rule 13d-3 of the Exchange Act under the Company’s 2008 and 2011 Omnibus Long Term Incentive Plans) are held by Mr. Farmer in connection with his service on the Company’s Board. Each of Messrs. Coppens and Farmer are officers of OEP Holding and hold their shares for the benefit of One Equity Partners III, L.P., a Cayman Islands limited partnership (“OEP III”).

OEP, OEP III, OEP General Partner III, L.P., a Cayman Islands limited partnership (“OEP GP III”), OEP Parent LLC, a Delaware limited liability company (“OEP Parent”) and OEP Holding
Corporation, a Delaware corporation (“OEP Holding”), jointly file a single Schedule 13D with respect to the shares and other securities held by OEP. OEP and the other entities that jointly file a Schedule 13D with OEP are referred to herein as the OEP Entities. The managing member of OEP is OEP III; the sole general partner of OEP III is OEP GP III and the sole general partner of OEP GP III is OEP Parent; the sole member of OEP Parent is OEP Holding; JPMorgan Capital
Corporation, a Delaware corporation (“JPM CC”), owns all of the outstanding capital stock of OEP Holding; Banc One Financial LLC, a Delaware limited liability company (“BOF LLC”), owns all of the outstanding capital stock of JPM
CC; and JPMorgan Chase & Co., a Delaware corporation (“JPMC”), owns all of the outstanding equity interests of BOF LLC. Under the rules of the SEC, each OEP Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other OEP Entities.

(3)

Sagard owns 13,518,665 shares of the Company’s common stock, of which 5,589 shares of restricted common stock and options to acquire 203,311 shares (including options exercisable within 60 days that are deemed outstanding pursuant to Rule 13d-3 of the Exchange Act under the Company’s 2008 and 2011 Omnibus Long Term Incentive Plans) are held by Mr. Friedberg in connection with his service on the Company’s Board. Mr. Friedberg holds the shares of restricted stock and stock options set forth above for the benefit of Sagard Capital Partners Management Corporation, a Delaware corporation (“Sagard
Management”). As a result, Sagard and the other Sagard Entities (as defined below) may be deemed to beneficially own shares of common stock beneficially owned by Mr. Friedberg and such shares are included in the table above. Sagard, Sagard Capital Partners GP, Inc., a Delaware corporation
(“Sagard GP”) and Sagard Management jointly file a single Schedule 13D with respect to the shares and other securities held by Sagard. Sagard and the other entities that jointly file a Schedule 13D with Sagard are referred to herein as the
Sagard Entities. Sagard Management is the investment manager of Sagard and Sagard GP is the general partner of Sagard. Under the rules of the SEC, each Sagard Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other Sagard Entities. The Schedule 13D filed by the Sagard Entities states that, as a result of direct and indirect securities holdings, Power Corporation of Canada and Mr. Paul G. Desmarais may each be deemed to control the Sagard
Entities. The Schedule 13D also discloses that it reflects the securities beneficially owned by Power Corporation of Canada and certain of its subsidiaries, including Sagard, but the Schedule 13D does not reflect securities beneficially owned, if any, by any subsidiaries of Power Corporation of Canada whose ownership of securities is disaggregated from that of Power Corporation of Canada in accordance with SEC Release No. 34-39538 (January 12, 1998).

(4)
Tinicum Capital Partners II, L.P., a Delaware limited partnership (“TCP II”), Tinicum Capital Partners II Parallel Fund, L.P., a Delaware limited partnership
(“TCP Parallel”) and Tinicum Capital Partners II Executive Fund L.L.C., a Delaware limited liability company (“TCP Executive”) collectively own 11,751,792 shares of the Company’s common stock. TCP II, TCP Parallel, TCP
Executive, Tinicum Lantern II L.L.C., a Delaware limited liability company (“TCP Manager”), Terence M. O’Toole and Eric M. Ruttenberg, which are referred to herein as the Tinicum Entities, jointly file a single Schedule 13D with respect to the shares and other securities held by the Tinicum Entities. TCP Manager is the general partner of each of TCP II and TCP Parallel and the managing member of TCP Executive. Under the rules of the SEC, each Tinicum Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other Tinicum Entities. Shares beneficially owned by each Tinicum Entity indirectly as a result of holdings of the other Tinicum Entities have been excluded for purposes of the presentation of the beneficial ownership of the Company’s common stock.

SECURITIES OWNERSHIP BY MANAGEMENT AND DIRECTORS

The following table contains information regarding ownership of the Company’s common stock by each director, each Named Executive
Officer and all directors and executive officers as a group as of March 20, 2012. The percentage calculations set forth in the table below are based 86,294,269 shares of the Company’s common stock outstanding on March 20, 2012.

Shares Beneficially Owned(1)

Exercisable Options(2)

Total

Percent of Class(3)

Executive Officers

Thomas J. Vacchiano, Jr.

545,554

582,244

1,127,798

1.3
%

Rajesh K. Shah

207,176

104,446

311,622

*

Francis Lamy

130,744

273,716

404,460

*

Vijender Stalam

46,063

—

46,063

*

Non-Employee Directors

Gideon Argov

92,807

216,674

309,481

*

Bradley J. Coppens

33,252,886

401,872

33,654,758
(4)

38.8
%

Colin M. Farmer

—

—

—
(4)

—

David A. Eckert

56,465

198,560

255,025

*

Daniel M. Friedberg

13,315,354

203,311

13,518,665
(5)

15.6
%

L. Peter Frieder

72,992

233,193

306,185

*

John E. Utley

116,192

340,659

456,851

*

Mark D. Weishaar

72,742

244,453

317,195

*

All Directors and Executive Officers as a Group (12 persons)

1,340,735
(6)

2,193,945

3,534,680
(6)

4.0
%(6)

*
Less than one percent

(1)
Except as described in footnotes 5 and 6 below, each person named in the table has sole voting and investment power with respect to the issued shares listed in this table. Excludes shares issuable pursuant to options and restricted stock unit awards.

(2)
This column reflects shares subject to options exercisable as of March 20, 2012, or within 60 days thereafter.

(3)
The percentages are calculated on the basis of the number of outstanding shares of common stock plus common stock deemed outstanding pursuant to Rule 13d-3 of the
Securities Exchange Act of 1934.

(4)
OEP owns 33,654,758 shares of the Company’s common stock, of which (i) 5,589 shares of restricted common stock and options to acquire 200,936 shares
(including options exercisable within 60 days that are deemed outstanding) are held by Mr. Coppens in connection with his service on the Company’s Board and (ii) 5,589 shares of restricted common stock and options to acquire 200,936 shares (including options exercisable within 60 days that are deemed outstanding pursuant to Rule 13d-3 of the Exchange Act under the Company’s 2008 and 2011 Omnibus Long Term Incentive Plans) are held by Mr. Farmer in connection with his service on the Company’s Board. Each of Messrs. Coppens and Farmer are officers of OEP Holding and hold their shares for the benefit of One Equity Partners III, L.P., a Cayman Islands limited partnership (“OEP III”).

OEP, OEP III, OEP General Partner III, L.P., a Cayman Islands limited partnership (“OEP GP III”), OEP
Parent LLC, a Delaware limited liability company (“OEP Parent”) and OEP Holding Corporation, a Delaware corporation (“OEP Holding”), jointly file a single Schedule 13D with respect to the shares and other securities held by OEP.
OEP and the other entities that jointly file a Schedule 13D with OEP are referred to herein as the OEP Entities. The managing member of OEP is OEP III; the sole general partner of OEP III is OEP GP III and the sole general partner of OEP GP III is
OEP Parent; the sole member of OEP

Parent is OEP Holding; JPMorgan Capital Corporation, a Delaware corporation (“JPM CC”), owns all of the outstanding capital stock of OEP Holding; Banc One Financial LLC, a Delaware limited liability company (“BOF LLC”), owns all of the outstanding capital stock of JPM CC; and JPMorgan Chase & Co., a Delaware corporation (“JPMC”), owns all of the outstanding equity interests of BOF LLC. Under the rules of the SEC, each OEP Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other OEP Entities.

(5)
Sagard owns 13,518,665 shares of the Company’s common stock, of which 5,589 shares of restricted common stock and options to acquire 203,311 shares (including options exercisable within 60 days that are deemed outstanding pursuant to Rule 13d-3 of the Exchange Act under the Company’s 2011 Omnibus Long Term Incentive Plan) are held by Mr. Friedberg in connection with his service on the
Company’s Board. Mr. Friedberg holds the shares of restricted stock and stock options set forth above for the benefit of Sagard Capital Partners Management Corporation, a Delaware corporation (“Sagard Management”). As a result,
Sagard and the other Sagard Entities (as defined below) may be deemed to beneficially own shares of common stock beneficially owned by Mr. Friedberg and such shares are included in the table above. Sagard, Sagard Capital Partners GP, Inc., a
Delaware corporation (“Sagard GP”) and Sagard Management jointly file a single Schedule 13D with respect to the shares and other securities held by Sagard. Sagard and the other entities that jointly file a Schedule 13D with Sagard are referred to herein as the Sagard Entities. Sagard Management is the investment manager of Sagard and Sagard GP is the general partner of Sagard. Under the rules of the SEC, each Sagard Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other Sagard Entities. The Schedule 13D filed by the Sagard Entities states that, as a result of direct and indirect securities holdings, Power Corporation of Canada and Mr. Paul G. Desmarais may each be deemed to control the Sagard Entities. The Schedule 13D also discloses that it reflects the securities beneficially owned by Power Corporation of Canada and certain of its subsidiaries, including Sagard, but the Schedule 13D does not reflect securities beneficially owned, if any, by any subsidiaries of Power Corporation of Canada whose ownership of securities is disaggregated from that of Power Corporation of Canada in accordance with SEC Release No. 34-39538 (January 12, 1998).

(6)
Shares beneficially owned by OEP and Sagard have been excluded for purposes of the presentation of directors and executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of Forms 3, 4, and 5 furnished to the Company during or with respect to the preceding fiscal year and written representations from certain reporting persons, the Company is not aware of any failure by any reporting person to make timely filings of those Forms as required by Section 16(a) of the Securities Exchange Act of 1934.

COMPENSATION DISCUSSION & ANALYSIS

Executive Overview

This section of the Proxy Statement provides information regarding the fiscal 2011 compensation program for the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer
(“CFO”), Chief Technical Officer (“CTO”) and the Senior Vice President, Sales & Marketing, collectively referred to as the Company’s Named Executive Officers (“NEOs”). It explains the Company’s compensation philosophy and the structure of the Company’s compensation programs. It includes information on the methodologies used to determine the elements of executive compensation and the reasons we use these elements in the Company’s compensation programs.

Role and Composition of the Committee

The Compensation Committee (the “Committee”) administers and approves all elements of compensation for corporate officers, other than the CEO. The Nominating and Governance Committee (“NGC”) reviews the CEO’s performance and reviews the CEO’s evaluations of his direct reports. The NGC then advises the Committee of its findings. The Committee recommends to the Board for its approval the CEO’s compensation.

All members of the Committee are independent. With the exception of annual stock option and restricted stock awards, as outlined under the Director Compensation discussion in this Proxy Statement, Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The
Committee has the authority to retain consultants and advisors as it may deem appropriate in its discretion, and authority to approve related fees and retention terms for these advisors. The Committee reports to the Board on its actions and recommendations following every meeting, and periodically meets in executive session without members of management present.

Compensation Philosophy

The Company’s executive compensation programs are structured in accordance with the following guiding principles:

1.
aligning executive compensation with the interests of the Company’s shareholders;

2.
linking compensation to objective measures of individual performance goals;

3.
balancing performance objectives with Company-wide strategic goals and risk management;

4.
attracting, motivating and retaining talented executives; and

5.
responding to ongoing market trends and implementing best practices.

The Company believes that these guiding principles will help drive X-Rite’s success and industry leadership. The Company’s programs support these objectives by rewarding individuals for advancing business strategies and aligning the executives’ interests and expectations with those of the Company’s shareholders. The programs are designed to provide executives with competitive compensation that maintains a balance between cash and equity compensation, with a significant portion of total compensation at risk, tied both to the short- and long-term financial performance of the Company, as well as to the creation of shareholder value. It is the Committee’s strong belief that its compensation philosophy will encourage executives to manage the Company’s business from the perspective of owners with an equity stake in the Company.

Determining Executive Compensation

In
determining executive compensation, which includes base salary, annual cash incentive awards and long-term incentive awards, the Committee makes a conscious effort to identify and evaluate programs of comparable employers, considering factors such as industry, relative sizes, growth stages, and market capitalization. The Committee has enlisted the assistance of an independent compensation consultant to provide information for a peer group of corporations that can be used for compensation comparison and benchmarking purposes. The Committee engaged Meridian Compensation Partners, LLC (“Meridian”), a major consulting firm experienced in all aspects of executive compensation analysis and design, to assist with its compensation analysis in fiscal year 2011. Meridian has performed no other services for the Committee or the Company.

In making compensation decisions, the Committee compares each element of total compensation against a peer group of U.S. publicly-traded companies in the electronic test and measurement industry (collectively, the “Compensation Peer Group”). The Compensation Peer Group, which is reviewed and updated bi-annually by the Committee, consists of companies against which the
Committee believes the Company competes for talent and for shareholder investment. The companies comprising the Compensation Peer Group in 2011 were:

Analogic Corporation

Heico Corp.

Planar Systems Inc.

Calamp Corporation

Lecroy Corporation

Zygo Corporation

Cohu Inc.

Mercury Computer Systems Inc.

Daktronics Inc.

Microsemi Corporation

Dionex Corporation

MTS Systems Corp.

Electro Scientific Industries Inc.

Newport Corporation

Finisar Corporation

Park Electrochemical Corp.

Market data is only one factor used in determining executive compensation. Other factors that are considered include (i) the value of the position to the Company, (ii) what other comparable executives within the Company are paid, (iii) how the job relates to those peers, and (iv) the contribution of the executive including tenure, skills, performance, and industry knowledge. The Company competes with many larger companies for top executive-level talent. As such, the Committee generally targets total compensation for executive officers to be within a competitive range of the 50th percentile of total compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by the experience level of the individual and individual factors such as distinctive contributions and extraordinary performance.

Role of Executive Officers in
Compensation Process

The Committee makes all compensation decisions and equity awards for the executive officers of the
Company, other than the CEO, whose compensation is determined by the Board based upon the Committee’s recommendation. The CEO reviews the performance of the other executive officers annually based on their individual performance, areas of strength and areas requiring improvement. The CEO uses these performance reviews and compensation data gathered from various compensation surveys to make recommendations to the Committee for the base salary, annual cash incentive awards and long-term incentive awards for each executive officer other than himself.

The Committee recommends to the Board compensation
for the CEO based on salary survey data for comparable employers, economic conditions in general and input from the NGC and its evaluation of the CEO’s performance.

Role of 2011 Advisory Vote on Executive Compensation in the Compensation Setting Process

The Committee reviewed the results of the 2011 shareholder advisory vote on NEO compensation and incorporated the results as one of the many factors considered in connection with the discharge of its responsibilities. Because a substantial majority of our shareholders approved the compensation program described in our 2011 proxy statement, the Committee did not implement changes to our executive compensation program as a direct result of the shareholders’ advisory vote.

Components of Executive Compensation

The compensation program for executive officers consists of the following components:

•

Salaries

•

Annual Cash Incentive (Bonus) Awards

•

Long-Term Incentive Awards (including stock options and restricted shares)

•

Severance Benefits (conditioned on non-compete agreement)

•

In-Service Benefits

•

Perquisites

Salaries

Salaries are used to provide a fixed amount of compensation that is competitive for the executive’s role. The salaries of the NEOs are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of the individual’s performance and responsibilities and the Company’s need to be competitive in the market for executive services. Compensation recommendations are benchmarked and targeted to be in line with the 50th percentile of comparable positions within the Compensation Peer Group. Any salary increase for an executive officer other than the CEO must be approved by the CEO and the Committee.

2011 Salaries

On March 2, 2011, the Board approved the following annualized salary increases effective April 1, 2011:
Mr. Vacchiano—from $375,000 to $400,000; Mr. Shah—from $300,000 to $312,000; and Mr. Lamy—from CHF 338,076 to CHF 351,599 (equal to $396,275 using a 2011 average full year exchange rate equal to 0.88726).

2012 Salaries

On
February 29, 2012, the Board approved the following annualized salary increases effective April 1, 2012: Mr. Vacchiano—from $400,000 to $412,000; Mr. Shah—from $312,000 to $327,600; and Mr. Lamy—from CHF
351,599 to CHF 362,147 (equal to $408,163 using a 2011 average full year exchange rate equal to 0.88726).

Annual
Cash Incentive Awards

Annual cash incentive awards are designed to drive Company and individual performance. Executive officers may be awarded annual cash bonuses which are earned based on Company performance criteria. Annual cash incentive awards are designed to reward annual financial short-term performance and achievement of designated strategic growth results.
The award is considered annually and approved by the Committee. The Committee sets the minimum, target, and maximum levels for the short-term cash incentive awards (“STIA”) annually for the next year. The target bonus is set based on an analysis of compensation for comparable positions within the Compensation Peer Group and is intended to provide a competitive level of compensation if the executive achieves target performance objectives. Bonus levels are determined as a percentage of each executive’s base salary.

The metric for the 2011 STIA was weighted using 50% adjusted EBITDA (earnings before interest, income tax, depreciation, and amortization) as defined in the Company’s senior credit agreements and 50% revenue. No change was made for fiscal year 2012. The STIA performance component remains weighted using 50% targeted revenue and
50% adjusted EBITDA.

For 2011, the STIA program for NEOs provided for payments that range from 20% of base salary for achieving the threshold performance level of 95% ($232.3 million) of targeted revenue and 93% ($60.0 million) of targeted adjusted EBITDA to a maximum of 200% of base salary for achieving 106.7% ($260.9 million) or more of targeted revenue and
108% ($70.0 million) or more of targeted adjusted EBITDA. The target award values are based on a percentage of each NEO’s base salary. For achieving 100% of the 2011 target performance, Mr. Vacchiano was eligible to receive 75% of his base salary, while each of Messrs. Shah and Lamy were eligible to receive 48% of their base salaries. No change was made for fiscal year 2012. Because Mr. Stalam joined the Company on December 12, 2011, he was not eligible to receive a
STIA with respect to the 2011 fiscal year. Beginning in fiscal year 2012, Mr. Stalam will be eligible to receive a target amount of 48% of his base salary as a STIA.

Upon completion of each fiscal year, the Committee assesses the performance against each financial objective of the STIA, comparing the actual results to the pre-determined target.

In March of 2012, the Company paid the following STIA based upon the Company’s fiscal year 2011 performance. The STIA adjusted
EBITDA and revenue targets were approved by the Board. The payouts under the plan reflect the achievement of 97.2% of targeted revenue and 97.9% of targeted adjusted EBITDA.

2011 STIA Earned

Thomas J. Vacchiano, Jr.

$
193,430

Rajesh K. Shah

$
97,150

Francis Lamy

$
123,391
(1)

Vijender Stalam(2)

$
0

(1)
Mr. Lamy is paid in Swiss Francs. His 2011 STIA was CHF 109,480 (equal to $123,391 using a 2011 average full year exchange rate equal to 0.88726).

(2)
Mr. Stalam joined the Company on December 12, 2011 and was not eligible for a 2011 STIA.

Long-Term Equity Incentive Awards

Equity-based compensation and ownership is designed to balance business objectives with pay-for-performance, retention, competitive market practices, and shareholder interests. Long-term incentive awards
(“LTIA”) are currently comprised of a mix of stock options and performance-based restricted stock/restricted stock units. Stock options provide a material incentive to employees by providing an opportunity for a stock ownership stake in the Company. Performance-based restricted stock awards provide a material incentive to executives by offering potential increased stock ownership in the Company tied directly to improving financial performance of the Company.

Generally, these awards are considered annually and use an objective adjusted EBITDA growth target to determine the underlying value of the award. The LTIA adjusted EBITDA targets are established to reflect targeted growth over a three year horizon. LTIA provides senior management with an incentive opportunity linked to multiple year corporate financial performance and shareholder value. Equity awards are also granted periodically to a select group of non-executive employees whose contributions and skills are critical to the Company’s long-term success.

Annual LTIA compensation awards are determined at the Committee’s regularly scheduled first quarter meeting and are reflected in the
“Summary Compensation Table for Fiscal 2011” and “Grants of Plan Based Awards Table for Fiscal Year 2011.” The underlying value of the LTIA to NEOs was determined based on a dollar amount indicated by the “50th percentile” of long-term compensation for the Compensation Peer Group for the applicable position as indicated in the peer market data, with a certain percentage of this amount to be in the form of stock options and a certain percentage of this amount to be in the form of restricted stock or restricted stock units. The exact equity allocation, vesting schedule, and performance measures may vary from year to year. For purposes of determining the number of shares issued and options granted, the Company uses a modified Black-Scholes valuation applied on a consistent basis from year to year.

In line with the 2008 recapitalization of the Company, approved at a special meeting of shareholders on October 28, 2008, the Board modified the LTIA program replacing the traditional annual equity awards for the three fiscal years beginning with fiscal 2009 with special one-time equity awards that were considerably larger than the awards typically granted as part of its historical equity compensation practices. The Company intended that the one-time equity awards would replace subsequent grants under the annual LTIA program through 2011. The Board granted the special one-time equity awards after determining that the then outstanding stock options were not fully achieving their original objective of incentive compensation and employee retention.

The October 30, 2008 one-time equity grants were awarded as follows:

One Time Equity Awards

Restricted Shares/Units (#)(1)

Stock Options (#)(2)

Thomas J. Vacchiano, Jr.

439,000

439,000

Francis Lamy

231,000

231,000

Rajesh K. Shah, the Company’s Executive Vice President and CFO, joined the Company on
October 19, 2009 and Vijender Stalam, the Company’s Senior Vice President, Sales & Marketing, joined the Company on December 12, 2011. The LTIA for Messrs. Shah and Stalam are discussed below.

(1)
As initially granted, one-third of the restricted shares granted under the one-time equity awards would vest in annual installments over a three year period, one-third would vest in annual installments over a four year period and one-third would vest in annual installments over a five year period, in each case, provided that targets were met during the applicable performance period. Vesting was based on adjusted
EBITDA for each year during the performance period if the Company achieves adjusted EBITDA growth of 8% per year, as compared to the baseline adjusted EBITDA for fiscal 2008. Vesting would also occur if annual adjusted EBITDA growth targets are missed, provided that cumulative adjusted EBITDA targets are achieved for subsequent years. The original cumulative adjusted EBITDA targets follow:

Original Cumulative Adjusted EBITDA Targets

Year

2009 ($)

2010 ($)

2011 ($)

2012 ($)

2013 ($)

($ in thousands)

Tranche 1

69,989

145,578

227,214

—

—

Tranche 2

69,989

145,578

227,214

315,380

—

Tranche 3

69,989

145,578

227,214

315,380

410,600

On March 3, 2010, given the general decline in the financial performance of companies in the
Company’s industry in 2009 and the continuing uncertainty in the prospects of a rapid, continuing economic recovery, the Board determined that the awards were no longer fully achieving their original objectives of incentive compensation and employee retention. Accordingly, to ensure that the NEOs and other key employees have a continuing stake in the long-term success of the Company, the Board approved the following modifications to the awards:

Awards that Vested based on the Company’s Performance in 2010 and Awards that Vest based on the Company’s Performance in
2011 through 2013

As modified, the awards that vest based on the Company’s performance in fiscal 2010 through 2013 will continue to vest as originally scheduled, subject to new annual adjusted EBITDA targets ($60 million for 2011). Vesting will still occur separately with respect to each tranche if the new annual adjusted EBITDA targets are missed, provided the Company achieves the cumulative (since 2010) adjusted EBITDA targets before the expiration of the performance period with respect to each tranche, as set forth below:

Year

2010 ($)

2011 ($)

2012 ($)

2013 ($)

($ in thousands)

50,000

110,000

178,120

255,520

Threshold

95
%

95
%

90
%

90
%

The Company reported adjusted EBITDA of $63.2 million, or 105.3% of targeted adjusted EBITDA for fiscal year 2011 and released shares to Messrs. Vacchiano and Lamy equal to 100% of their eligible awards, as shown under the “Options Exercised and Stock Vested for Fiscal 2011” table on page 34 of this proxy statement. For fiscal years 2012 and
2013, if adjusted EBITDA is achieved at 90% of target, then 20% of the eligible awards for such year will vest. The modified awards provide for linear vesting for financial performance achievement by the Company between the threshold and target levels.

2009 Award Partially Earned Based on 2011 Performance—Satisfaction of Adjusted EBITDA Growth Target

None of the awards that were eligible to vest based on the Company’s performance in fiscal year 2009 vested because the Company did not achieve the 2009 adjusted EBITDA target. As a part of the modifications made in 2010 described above, such awards also became eligible to vest in equal annual installments upon the Company achieving 107.5% and 110%, respectively, of the new annual 2011 and 2012 adjusted EBITDA targets. Because the Company reported adjusted EBITDA of $63.2 million, or 105.3% of targeted adjusted EBITDA for fiscal year 2011, the first part of the goal was partially met and the Company released additional shares to Messrs. Vacchiano (40,120 shares) and Lamy (21,111 shares) equal to 70% of the portion of the 2009 award eligible to be earned based on fiscal year 2011 performance. These awards are listed under the “Options Exercised and Stock
Vested for Fiscal 2011” table on page 34 of this proxy statement.

(2)
Stock options under the one-time equity awards to executive officers will vest (i) with respect to one-third of the stock options granted, in three equal annual installments, with an exercise price equal to $3.19 (the closing price on the second business day after completion of the 2008 recapitalization), (ii) with respect to one-third of the stock options granted, in four equal annual installments, with an exercise price equal to $3.45 (an 8% premium to the closing price on the second business day after completion of the 2008 recapitalization), and (iii) with respect to one-third of the stock options granted, in five equal annual amounts, with an exercise price equal to $3.72 (a 16.6% premium to the closing price on the second business day after completion of the 2008 recapitalization).

With the exception of the special circumstance outlined above for the special one-time equity grant in connection with the 2008 recapitalization plan, the Company uses the closing price of the
Company’s common stock on the grant date as the exercise price of options granted.

LTIA Award to Rajesh K. Shah

Mr. Shah joined the Company as its CFO effective October 19, 2009. As such, he was entitled to receive the one-time equity awards that were reserved by the Company at the time of its 2008 recapitalization for issuance upon the hiring of a permanent CFO. The one-time equity grants for Mr. Shah were awarded as follows:

Restricted Shares/Units (#)(1)

Stock Options (#)(2)

Named Executive Officer

Rajesh K. Shah

200,000

200,000

(1)
Mr. Shah’s restricted stock awards were granted in three tranches with one-third vesting in equal annual installments over a three year period, one-third vesting in equal annual installments over a four-year period and one-third vesting in equal annual installments over a five-year period, subject to annual adjusted EBITDA targets ($60 million for 2011). Vesting will still occur separately with respect to each tranche if the new annual adjusted EBITDA targets are missed, provided the Company achieves the cumulative adjusted EBITDA targets before the expiration of the performance period with respect to each tranche, as set forth below:

Year

2010 ($)

2011 ($)

2012 ($)

2013 ($)

2014 ($)

($ in thousands)

50,000

110,000

178,120

255,520

341,020

Threshold

95
%

95
%

90
%

90
%

90
%

The Company reported adjusted EBITDA of $63.2 million, or 105.3% of targeted adjusted EBITDA for fiscal year 2011 and released shares to Mr. Shah equal to 100% of his eligible award, as shown under the “Options Exercised and Stock Vested for Fiscal 2011” table on page 34 of this proxy statement. For fiscal years 2012 through 2014, if adjusted EBITDA is achieved at 90% of target, then 20% of the eligible awards for such year will vest. Mr. Shah’s awards provide for linear vesting for financial performance achievement by the Company between the threshold and target levels.

(2)
Stock option awards to Mr. Shah will vest in equal annual installments on October 19 of each year and commenced on October 19, 2010 (i) with respect to one-third, in equal annual installments over a period of three years (ii) with respect to one-third, in equal annual installments over a period of four years, and (iii) with respect to one-third, in equal annual installments over a period of five years. The exercise price equal for Mr. Shah’s stock options is $2.15 per share, which is equal to the closing per share price of the Company’s common stock on October 19, 2009, the effective date of
Mr. Shah’s employment.

LTIA Award to Vijender Stalam

Mr. Stalam joined the Company as its Senior Vice President, Sales & Marketing, effective December 12, 2011. As such, he was entitled to receive an equity grant in the following amount:

Restricted Shares/Units (#)(1)

Stock Options (#)(2)

Named Executive Officer

Vijender Stalam

42,063

84,126

(1)

Mr. Stalam’s restricted stock awards will vest in three equal installments over a three year period, in each case provided that annual adjusted EBITDA targets are met during the applicable measurement period. For fiscal years 2012 through 2014, if adjusted EBITDA is achieved at the threshold level (94% of target), then 20% of the eligible award for such year will vest.
Mr. Stalam’s restricted stock awards provide for linear vesting for financial performance achievement by the Company between the threshold and target levels. If the target level of performance is not achieved in the 2012 or 2013 performance periods, then Mr. Stalam may still vest in the balance of such award if the Company achieves the cumulative adjusted EBITDA targets established for the 2012—2013 performance period (for purposes of the award eligible to vest based on 2012 performance) or the 2013—2014 performance period (for purposes of the award eligible to vest based on 2013 performance).

(2)
Stock options awards to Mr. Stalam will vest in three equal annual installments: one-third of the total award will vest on December 12, 2012, one-third of the total award will vest on December 12, 2013 and one-third of the total award will vest on December 12, 2014. The exercise price equal for Mr. Stalam’s stock options is $4.69 per share, which is equal to the closing per share price of the Company’s common stock on December 12, 2011, the effective date of Mr. Stalam’s employment.

Updates for 2012

As
anticipated, the Company has returned to an annual LTIA model in 2012. The Committee approved awards which were made on March 15, 2012 to selected executives, including our NEOs, with 60% of the value consisting of stock options that vest in four equal annual installments subject to the NEO’s continued employment with the Company and 40% of the value consisting of performance-based restricted stock units. The performance-based restricted stock units may be earned at threshold, target and maximum levels if the Company attains certain levels of adjusted EBITDA during the 2012 fiscal year. The threshold level of performance is attained upon the Company’s achievement of 94% of the target level of adjusted
EBITDA and the maximum level of performance is attained upon the Company’s achievement of 106% of the target level of adjusted EBITDA. If the threshold level of performance is not reached based on 2012 performance, the NEOs may still earn the performance-based restricted stock units at the threshold, target or maximum levels if the Company attains cumulative adjusted EBITDA during 2012-2013 in the amounts to be specified by the Committee following the 2012 performance period. Once the performance goals are met with respect to the restricted stock units, such restricted stock units vest and settle in shares of our common stock in three equal annual installments on March 15, 2014, March 15, 2015, and
March 15, 2016, subject to the NEO’s continued employment with the Company. The 2012 LTIA, which were targeted at approximately the 50th percentile of long-term awards made by companies in our peer group, are summarized in the table below:

Stock Options (#
of shares)

Performance-Based Restricted Stock
Units (# of shares)

Threshold

Target

Maximum

Named Executive Officer

Thomas J. Vacchiano, Jr.

224,126

29,884

59,767

89,651

Rajesh K. Shah

79,463

10,595

21,190

31,785

Francis Lamy

80,585

10,745

21,489

32,234

Vijender Stalam

76,407

10,188

20,375

30,563

Establishing STIA and LTIA Targets

Generally, the Committee sets STIA targets for each year based on the annual operating plan. The Committee also establishes LTIA targets which are related to the Company’s long-term financial objectives set as a result of the Company’s strategic planning process. In making the annual determination, the Committee may consider the specific circumstances facing the Company during the coming years. The Committee believes that it has established targets that are in line with the current global economic and competitive environment in which the Company operates.

Established STIA and LTIA targets are a balance between reasonable stretch and achievability bearing in mind such factors as industry condition, macroeconomics global conditions, competitive and strategic long-term goals. Maximum payouts for the most recent awards under these plans (STIA 200%, LTIA 150% maximum)

would require a high level of financial and strategic performance and represents a high level of difficulty and a significant benefit to shareholders. A 100% payout in the short-term or long-term target represents a reasonable stretch and moderate difficulty, while a threshold payout in STIA and LTIA awards provides for a reasonable level of achievability.

Risk Analysis of Performance-Based Compensation Plans

The Compensation Committee believes that the performance-based compensation provided to the Company’s executive officers does not encourage excessive and unnecessary risk taking. The design of these compensation programs encourages X-Rite’s executive officers to remain focused on both the short- and long-term operational and financial goals of the Company. LTIA equity awards vest cumulatively over multiple years, which in turn, encourages officers to focus on improving financial performance over a period of years and supports sustained stock price appreciation.

Stock Ownership Guidelines

In an effort to further align the interests of management and shareholders, effective
February 28, 2008, the Committee established stock ownership guidelines applicable to executive officers and other members of the executive band leadership of the Company. The Company believes that linking a portion of key management’s current and potential future net worth to the Company’s success, as reflected by the stock price, helps to ensure that management has a stake similar to that of the Company’s shareholders.

The guidelines are based on the executive’s position and his or her base salary. The Company expects its key leaders to own, within five years of the later of the effective date of these guidelines (i.e., February 28, 2013), an executive officer’s appointment, or his or her designation as executive officer or executive band leader to which these guidelines apply,
Company stock having a minimum value equal to a multiple of their annual base salary as shown in the table below:

Multiple of Salary

Chief Executive Officer

4 times base salary

Other Executive Officers

2 times base salary

Other Executive Band Leaders

2 times base salary

The types of ownership arrangements counted toward these guidelines are those securities that are beneficially owned by an executive officer and executive band leader, excluding options. The executive officers’ beneficial ownership as of March 20, 2012 is set forth in the column labeled Shares Beneficially Owned in “Securities
Ownership by Management and Directors.”

Severance Benefits

Currently, Mr. Vacchiano and Mr. Lamy have employment agreements with the Company that provide for severance benefits. Details of those agreements including the severance benefits thereunder are discussed in “Agreements and Other Arrangements-Employment, Severance and Other Agreements.” The Company entered into a customary offer letter with Mr. Shah on October 19, 2009 in connection with his appointment as CFO. On December 12, 2011, the Company entered into a customary offer letter with Mr. Stalam in connection with his appointment as SVP, Sales & Marketing. Under the terms of their offer letters, Messrs. Shah and Stalam are eligible to participate in the Company’s severance policy for executive level employees (applicable to all executive level employees other than Mr. Vacchiano and Mr. Lamy, whose severance benefits are specified in their employment agreements, and executives whose severance benefits are governed by local law). Under the severance policy, in the event that a covered executive’s employment is terminated by the Company without cause or by the covered executive for good reason, they will receive (i) severance pay equal to their weekly salary for the last full month immediately preceding termination for six or twelve months, depending on their position (twelve months for Messrs. Shah and Stalam), (ii) any accrued and unused vacation pay, (iii) a pro rata portion of any annual performance bonus to which they would have been entitled for the year in which the covered executive’s employment is terminated, (iv) payment of continuation health coverage premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for six or twelve months, depending on their position, following the date of termination, (v) immediate vesting of all stock options and restricted shares that would have vested during the severance period, which shall remain exercisable to the extent provided for in the stock option and restricted stock agreements to which they relate, and (vi) three months of outplacement services.

In-Service Benefits

The Company provides a number of benefit plans, including the X-Rite, Incorporated Retirement Savings Plan, to its executives and certain other U.S. based employees. The Company also provides other benefits such as medical, dental, life insurance and long-term disability coverage, as well as vacation and other paid holidays. These benefits are available to all US-based employees, including each NEO, and are comparable to those provided at other peer group companies. These programs are designed to provide certain basic quality of life benefits and protections to all Company employees and at the same time enhance the Company’s attractiveness as an employer of choice.

The Committee periodically reviews the levels of personal benefits provided to NEOs. A detailed description of these benefits is included in footnote 6 to the Summary Compensation Table.

Perquisites

The Company provides certain other small perquisites to certain of its executives. These benefits include several statutory benefits with respect to educational and health allowances as prescribed under Swiss Law. A detailed description of these benefits is included in footnote 6 to the Summary Compensation Table.

Employment Agreements and Change in Control Plans

In January 2006, in connection with the Amazys transaction, the Company entered into employment agreements with Thomas J. Vacchiano, Jr.
and Francis Lamy, as described under the heading “Agreements and Other Arrangements-Employment, Severance and Other Agreements” in this Proxy Statement. When evaluating the value of these agreements, the Company considered such factors as retention, competitive advantage through non-compete and non-solicitation clauses, practices of peer companies, and continued dedication and support of a cohesive management team and concluded that it was in the best interest of the Company to enter into these agreements. With the exception of the aforementioned legacy employment agreements, no other NEOs are parties to employment agreements. The Company entered into customary offer letters with Mr. Shah on October 19, 2009 in connection with his appointment as CFO and with Mr. Stalam on December 12, 2011 in connection with his appointment as SVP, Sales & Marketing.

Our executive officers are covered by a change in control plan, the details of which are outlined under the heading “Change in Control Plan” in this Proxy Statement. The Company believes that it is in the best interest of the Company and its shareholders to foster senior management’s objectivity in making decisions with respect to any potential change in control of the Company and to ensure that the Company will have their continued
dedication and availability. Accordingly, the Company believes that it is appropriate to provide executive officers with compensation arrangements upon a change in control.

Ethical Conduct

To help ensure that share-based
grants reward only those executives who benefit the Company, the Company’s equity plans and agreements provide that awards will be cancelled and that certain gains must be repaid if an executive violates certain provisions of the award agreement. These provisions include prohibitions against engaging in activity that is detrimental to the Company, such as performing services for a competitor, disclosing confidential information or violating the Company’s Business Conduct
Guidelines. Annual cash incentive payments are also conditioned on compliance with these Business Conduct Guidelines.

Tax and Accounting Implications

Deductibility under Section 162(m)

Section 162(m) of the U.S. Internal Revenue Code of 1986 limits deductibility of compensation in excess of $1 million paid to the Company’s CEO or to any of its three other most highly compensated executive officers, other than an executive officer serving solely as the CFO, unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, any taxable compensation derived from the exercise of stock options by senior executives under the Company’s 2011 Omnibus Long Term Incentive Plan is intended to qualify as performance-based. The Company’s shareholders have approved terms under which certain of the
Company’s long-term performance incentive awards under the 2011 Omnibus Long Term Incentive Plan are designed to qualify as performance-based, as required by the Internal Revenue Service. In addition, the 2011 Omnibus Long Term Incentive Plan allows the Company to grant annual and long-term performance incentive awards that may qualify for the performance-based exception to the Section 162(m) deductibility limit. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under Section 162(m), which may be appropriate to retain and motivate key executives. The Company will generally seek to comply with Section 162(m)
to the extent such compliance is practicable and in the best interests of the Company and its shareholders.

Accounting For Share-Based
Compensation

The Company accounts for stock-based payments for all stock option and stock grant programs in accordance with the requirements of Accounting Standards Codification 718 (ASC 718).

COMPENSATION COMMITTEE
REPORT

We, the Compensation Committee of the Board of Directors of X-Rite, Incorporated, have reviewed and discussed the
Compensation Discussion and Analysis set forth above with the management of the Company, and based on such review and discussion, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this Proxy
Statement and, through incorporation by reference from this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Compensation Committee:

Gideon Argov, Chairman

Bradley J. Coppens

Daniel M. Friedberg

Mark D. Weishaar

John E. Utley, ex-officio member

AGREEMENTS AND OTHER ARRANGEMENTS

Change in Control Plans

The Company’s Board approved the X-Rite Change In Control Plan for Senior Executives and Change in Control Plan for Executives (collectively, the “Change in Control Plans”) for certain of its executive officers effective April 1, 2007. Under the terms of the Change in Control Plans, for a period of 24 months following a change in control, if a participant’s employment is terminated (1) by the Company other than for cause, disability or death of the participant or (2) by the participant with good reason (“Qualifying Termination”), the Company is obligated to pay the participant a lump sum in cash equal to (i) the participant’s unpaid base salary, accrued vacation pay and expenses, (ii) amounts unpaid to the participant under the annual short-term incentive plan in respect of the most recently completed fiscal year, (iii) an amount equal to one to two times (depending upon his or her position) the greater of the participant’s base salary for the year in which the participant is terminated or as in effect prior to the change in control, (iv) for senior executives only, a bonus amount equal to two times the greater of the participant’s target incentive opportunity established under the annual short-term incentive plan in effect for the plan year in which the participant is terminated or as in effect prior to the change in control, (v) a pro rata portion of the participant’s target incentive opportunity for the year the participant is terminated or as in effect prior to the change in control, whichever is greater, (vi) payment of continuation health coverage premiums for twelve to twenty-four months, depending on his or her position, following the date of the Qualifying Termination, and (vii) for senior executives, excise tax gross-up on severance payments, if triggered. In addition, upon a Qualifying
Termination, unless otherwise provided in a plan document, award agreement or otherwise, all of the participant’s outstanding equity-based long-term incentive vehicles, including stock options, stock appreciation rights, restricted stock, and restricted stock units (“Equity Awards”) that vest solely based on continued employment of the executive shall become immediately vested in full. In the case of Equity Awards that do not vest solely based on continued employment of the
Executive (“Performance Vesting Awards”), a pro-rated portion of such Performance Vesting Awards shall vest at the time of the change in control. The number of shares that vest shall be determined as if a target level of performance has been achieved and shall be pro-rated based on the length of time within the performance period elapsed prior to the change in control.

On November 8, 2011, the Board approved clarifying amendments to the 2008 and 2011 Omnibus Long Term Incentive Plans which provide that outstanding equity-based awards granted under the 2008 and 2011
Omnibus Long Term Incentive Plans will become immediately vested and exercisable in full upon the occurrence of a change in control. In addition, the full accelerated vesting with respect to outstanding equity-based performance-based awards or other outstanding equity-based awards that would otherwise vest, in whole or in part, upon any criteria other than solely by the continued employment of the participants under the plans is calculated as if the target level of performance had been achieved.

Employment, Severance and Other Agreements

Thomas J. Vacchiano, Jr.

Effective October 1, 2006, Mr. Vacchiano was appointed President and CEO as well as a member of the Board. Mr. Vacchiano was the President and CEO of Amazys from January 2001 until the acquisition of Amazys by the Company in July 2006.

Mr. Vacchiano entered into an employment agreement with X-Rite in connection with the acquisition of Amazys (July 5, 2006). The agreement is automatically extended for successive one year periods commencing at the end of the previous period unless the agreement is terminated or a new employment agreement is entered into. Effective April 1, 2012,
Mr. Vacchiano’s annual salary is $412,000. Under the terms of his existing employment agreement Mr. Vacchiano is (i) entitled to participate in any bonus plan or other incentive compensation program applicable to X-Rite’s executives, and (ii) entitled to participate in any long-term incentive compensation program applicable to X-Rite’s executives, with the exact equity allocation determined each year.

In the event of termination of Mr. Vacchiano’s employment by Mr. Vacchiano for good reason or by the Company without cause, Mr. Vacchiano will receive (i) severance pay equal to his monthly salary for the last full month immediately preceding his termination for the greater of (a) the number of months remaining in the initial three year term of his Employment Agreement or (b) twelve months, (ii) a pro rata portion of any annual performance bonus to which Mr. Vacchiano would have been entitled for the year in which the
Employment Period is terminated; provided that if his employment is terminated within the first six months of the year, the executive’s pro rata portion received shall be based on six months of service during the year, (iii) payment of continuation health coverage premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for eighteen months following the date of termination, and (iv) immediate vesting of all stock options and restricted shares held by Mr. Vacchiano, which shall remain exercisable to the extent provided for in the stock option and restricted stock agreements to which they relate. Mr. Vacchiano is also a participant in the Change in Control Plan for Senior
Executives discussed above in “Change in Control Plans.” The Company’s October 2008 recapitalization does not constitute a change in control for purposes of acceleration of the one-time equity awards under the Change in Control Plans.

Francis Lamy

In connection with the acquisition of Amazys, the Company and Mr. Lamy entered into an employment agreement on January 30, 2006.
Mr. Lamy serves as the Company’s Executive Vice President and CTO. Effective April 1, 2012, Mr. Lamy’s annual base salary is CHF 362,147 (equal to $408,163 using a 2011 average full year exchange rate equal to 0.88726).
Under the terms of the existing employment agreement, Mr. Lamy is (i) entitled to participate in any bonus plan or other incentive compensation program applicable to the Company’s executives, and (ii) entitled to participate in any long-term incentive compensation program applicable to the Company’s executives, with the exact equity allocation determined each year.

Additionally, under the Employment Agreement, Mr. Lamy is entitled to (i) a CHF 32,500 (equal to $36,630 using a 2011 average full year exchange rate equal to 0.88726) per year allowance as a contribution to Mr. Lamy’s personal health insurance, and (ii) a CHF 5,000 (equal to $5,635 using the 2011 average full year exchange rate equal to 0.88726) per year allowance for obtaining tax consulting advice associated with being an officer of a U.S. based corporation, and (iii) a pension scheme in accordance with the applicable provisions of Swiss law, the premiums for which are apportioned between the Company and Mr. Lamy in accordance with the contribution levels provided for in the pension scheme of Amazys.

Mr. Lamy’s employment agreement will continue until terminated in accordance with the terms of the agreement. In the event of termination of Mr. Lamy’s employment by the Company without cause or by Mr. Lamy for good reason, Mr. Lamy will receive (i) severance pay equal to his monthly salary for the last full month immediately preceding his termination for twelve (12) months, (ii) a pro rata portion of any annual performance bonus to which Mr. Lamy would have been entitled for the year in which the Employment
Period is terminated; provided that if his employment is terminated within the first (6) six months of the year, the executive’s pro rata portion received shall be based on (6) six months of service during the year, (iii) the continuation of his health insurance allowance for twelve (12) months following the date of termination, and (iv) immediate vesting of all stock options and restricted shares held by Mr. Lamy, which shall remain exercisable to the extent provided for in the stock option and restricted stock agreements to which they relate. Mr. Lamy is also a participant in the Change in Control Plan for Senior Executives discussed above in “Change in Control Plans.” The
Company’s October 2008 recapitalization does not constitute a change in control for purposes of acceleration of the one-time equity awards under the Change in Control Plans.

Director Emeritus Program

Any director of the
Corporation serving prior to February 10, 2004, who serves the shorter of at least: (i) nine years or (ii) three maximum length terms of office as a director and who either resigns as a director or does not stand for reelection, shall be entitled to be considered for the position of “Director Emeritus.” If nominated by the NGC and elected by the Board, a Director Emeritus shall continue in that position for a period equal to the time served as a regular director prior to February 10, 2004, or until an earlier resignation or death. During their tenure, Directors Emeriti shall be given notices of all meetings of the
Board, and they shall perform such consulting services for the Company as the Board may reasonably request from time to time. Directors Emeriti shall be entitled to attend and participate in all such meetings of the Board, except that they may not vote and they shall not be counted for purposes of determining a quorum. Directors Emeriti shall receive an annual cash retainer fee equal to the lesser of: (i) the annual cash retainer fee in place at the time the director resigned as a director or did not stand for reelection; or (ii) the annual cash retainer fee in place at any time during the period such director holds the position of Director Emeritus, and shall be entitled to reimbursement for expenses of attendance at meetings of the Board, but they shall receive no other compensation from the Company.

Currently, there are five individuals
who hold the Director Emeritus position, including Marvin DeVries, James Knister, Ted Thompson, and Ronald A. VandenBerg, who receive an annual cash retainer fee of $20,000 each, and Stanley W. Cheff, who receives an annual cash retainer fee of
$40,000. Under the terms of the Director Emeritus Program, Mr. DeVries term as a Director Emeritus concludes at the end of the Company’s second fiscal quarter for 2012.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation paid or accrued by the Company for the year ended December 31, 2011 for services rendered in all capacities by the Company’s NEOs during the fiscal year ended December 31, 2011:

SUMMARY
COMPENSATION TABLE

Name and Principal Position

Year

Salary ($)(1)

Bonus ($)

Stock
Awards ($)(2)(3)

Option
Awards ($)(2)(3)

Non-Equity Incentive Plan Compensation ($)(4)

Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)

All Other
Compensation ($)(6)

Total ($)

Current Named Executive Officers

Thomas J. Vacchiano, Jr. President, Chief Executive Officer

2011

393,269

—

—

—

193,430

—

15,861

602,560

2010

351,576

—

—

—

390,815

—

6,761

749,152

2009

295,385

50,000
(7)

—

—

—

—

5,565

350,950

Rajesh K. Shah

2011

308,769

—

—

—

97,150

—

17,280

423,199

Chief Financial Officer

2010

295,962

72,000
(8)

—

—

187,449

—

57,435

612,846

2009

54,808

15,000
(8)

430,000

252,380

—

—

6,096

758,284

Francis Lamy(9)

2011

422,655

—

—

—

123,391

86,439

36,625

669,110

Executive Vice President,

2010

319,773

—

—

—

276,283

99,596

31,164

726,816

Chief Technology Officer

2009

305,050

25,000
(7)

—

—

—

72,236

35,422

437,708

  Vijender
Stalam(10)   Senior Vice
President, Sales & Marketing

2011

11,538

—

197,275

224,751

—

—

147

433,711

(1)
2011 Salaries: On March 2, 2011, the Board approved the following annualized salary increases effective April 1, 2011: Mr. Vacchiano—from $375,000 to $400,000; Mr. Shah—from $300,000 to $312,000; and Mr. Lamy—from CHF 338,076 to CHF 351,599 (equal to $396,275 using a 2011 average full year exchange rate equal to 0.88726).

2012 Salaries: On February 29, 2012, the Board approved the following annualized salary increases effective April 1, 2012: Mr. Vacchiano—from $400,000 to $412,000; Mr. Shah—from $312,000 to $327,600; and Mr. Lamy—from CHF 351,599 to CHF 362,147 (equal to $408,163 using a 2011 average full year exchange rate equal to 0.88726).

(2)
See the “Grants of Plan-Based Awards Table for Fiscal Year 2011” for information regarding 2011 stock and option awards.

(3)
These amounts reflect the aggregate compensation costs for financial reporting purposes for each fiscal year in the table in accordance with GAAP and ASC Topic 718,
Compensation—Stock Compensation. Assumptions used in the calculation of these amounts are included in Footnote 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2011 included in the
Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2012.

(4)
See the “Annual Cash Incentive Awards” discussion in the Compensation Discussion and Analysis on page 19 of this Proxy Statement.

(5)
Reflects increase in pension value during the year. Amounts for each year in this column include Mr. Lamy’s annual contribution of $27,050, which amounts are also included in Mr. Lamy’s salary column for each year.

(6)
The compensation amounts set forth in the “All Other Compensation” column for the NEOs are detailed in the following table:

2011 Name

Group Term Life Premiums ($)

Company Contributions to 401(k) Plan ($)

Health Allowance ($)

Relocation Allowance

Total ($)

Thomas J. Vacchiano, Jr.

4,861

11,000

—

—

15,861

Rajesh K. Shah

7,116

10,164

—

—

17,280

Francis Lamy

—

—

36,630

—

36,630

Vijender Stalam

147

—

—

—

147

(7)
In 2009, Messrs. Vacchiano and Lamy received a discretionary one-time recognition award in the amounts specified in the Summary Compensation Table for services performed in 2009.

(8)
Mr. Shah joined the Company on October 19, 2009. The compensation information reflected in the table above for 2009 consists of compensation paid by the
Company from October 19, 2009 to December 31, 2010. Under the terms of Mr. Shah’s offer letter, he received an award of $15,000 upon joining the Company and was guaranteed a bonus in the amount of $72,000 for 2010 only.

(9)
Mr. Lamy is paid in Swiss francs. Amounts shown in this table were converted to U.S. dollars using an average exchange rate for the related year represented above.

(10)
Mr. Stalam joined the Company on December 12, 2011. The compensation information reflected in the table above for 2011 consists of compensation paid by the
Company from December 12, 2011 to December 31, 2011. Under the terms of Mr. Stalam’s offer letter, he received a guaranteed bonus in the amount of $91,000 that was paid on February 10, 2012.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2011

The following table contains information regarding equity and cash awards granted to the NEOs during the preceding fiscal year:

Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)

Estimated Future Payouts Under Equity Incentive Plan Awards(2)

All Other Option Awards: Number
of Securities Underlying Options (#)

Exercise or Base Price of Option Awards ($ / Sh)(3)

Grant Date Fair Market Value of Options and Awards ($)(4)

Name

Grant Date

Threshold ($)

Target ($)

Maximum ($)

Threshold (#)

Target (#)

Maximum (#)

Thomas J. Vacchiano, Jr.

n/a

58,990

294,952

589,904

—

—

—

—

—

—

Rajesh K. Shah

n/a

29,642

148,209

296,418

—

—

—

—

—

—

Francis Lamy

n/a

40,575

202,874

405,749

—

—

—

—

—

—

Vijender Stalam

12/12/2011

—

—

—

8,413

42,063

—

$
197,275

Vijender Stalam

12/12/2011

—

—

—

—

84,126

4.69

$
224,751

(1)
These columns show the range of payouts for 2011 performance under the STIA plan as described in the section titled “Annual Cash Incentive Awards” in the
Compensation Discussion and Analysis section. The target values are based on a percentage of each executive’s base salary. The threshold is equal to 20% of the target value and the maximum is equal to 200% of the target value. There would have been no payment if minimum performance levels (threshold) were not met. The actual payment for 2011 non-equity incentive awards was made in 2012 and is shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan
Compensation.”

(2)
These columns include the awards granted in 2011 under the 2011 Omnibus Long Term Incentive Plan as described in the Compensation Discussion and Analysis in the section titled “Long-Term Equity Incentive Awards.”

(3)
The Company uses the closing price of the Company’s common stock on the grant date as the exercise price of options granted.

(4)
The fair market value for stock options reflects the aggregate compensation costs for financial reporting purposes in accordance with GAAP and ASC Topic 718,
Compensation—Stock Compensation. Assumptions used in the calculation of these amounts are included in Footnote 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2011 included in the
Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2012. To determine the fair market value for restricted stock awards, the Company uses the closing price of the Company’s common stock on the grant date multiplied by the number of shares awarded.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

The following table discloses outstanding equity awards held by NEOs, including out-of-the money awards, on a grant-by-grant basis for stock option and similar awards and on an aggregate basis for non-vested stock and equity incentive plan awards as of fiscal year-end:

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#)

Number of Securities Underlying Unexercised Options (#)(1)

Equity Incentive Plan Awards: Number
of Securities Underlying Unexercised Unearned Options (#)

Option Exercise Price ($)

Option Expiration Date

Number of Shares or Units of
Stock That Have Not Vested (#)

Market Value of Shares or Units of Stock That Have Not Vested ($)

Equity Incentive Plan Awards: Number of Unearned Shares, Units
or Other Rights That Have Not Vested (#)(2)

Equity Incentive Plan Awards: Market or Payout Value
of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Exercisable

Unexercisable

Current Named Executive Officers

Thomas J. Vacchiano, Jr.

125,000

—

—

11.25

12/18/2016

—

—

152,431

707,278

56,230

—

—

12.50

3/8/2017

57,129

—

—

6.62

3/13/2018

146,334

—

—

3.19

10/30/2018

109,750

36,583

—

3.45

10/30/2018

87,801

58,532

—

3.72

10/30/2018

Rajesh K. Shah

104,446

95,554

—

2.15

10/19/2019

—

—

95,554

443,371

Francis Lamy

21,343

—

—

12.50

3/8/2017

—

—

80,208

372,165

71,423

—

—

6.62

3/13/2018

77,000

—

—

3.19

10/30/2018

57,750

19250

—

3.45

10/30/2018

46,200

30,800

—

3.72

10/30/2018

Vijender Stalam

—

84,126

—

4.69

12/12/2021

—

—

42,063

195,172

(1)
The unvested options for Messrs. Vacchiano and Lamy expiring on October 30, 2018 vest on October 30 of each year as follows: (i) with respect to one-third of the options in equal annual installments over a period of four years with one-quarter vesting commencing on October 30, 2009 and ending on October 30, 2012, and (ii) with respect to one-third of the options in equal annual installments over a period of five years with one-fifth vesting commencing on October 30, 2009 and ending on October 30, 2013. The unvested options for Mr. Shah expiring on October 19, 2019 vest on October 19 of each year as follows: (i) with respect to one-third of the options in equal annual installments over a period of three years with one-third vesting commencing on October 19, 2010 and ending on October 19, 2012, (ii) with respect to one-third of the options in equal annual installments over a period of four years with one-quarter vesting commencing on October 19, 2010 and ending on October 19, 2013, and (iii) with respect to one-third of the options in equal annual installments over a period of five years with one-fifth vesting commencing on October 19, 2010 and ending on October 19, 2014. The unvested options for Mr. Stalam expiring on December 12, 2021 vest on December 12 in equal annual installments over a period of three years with one-third vesting commencing on December 12, 2012 and ending on December 12, 2014.

(2)

The amounts shown in these columns represents the target performance amount, which is calculated as 100% of the total restricted stock award with respect to the following: On October 30, 2008, Messrs. Vacchiano and Lamy were granted performance-based restricted stock that vests after five years based on the achievement of certain performance targets. On October 19, 2009,
Mr. Shah was granted performance-based restricted stock that vests over five years based on the achievement of certain performance targets. On December 12, 2011, Mr. Stalam was granted performance-based restricted stock that vests over three years based on the achievement of certain

performance targets. If performance goals are met, full payouts on the unvested performance-based restricted stock would be as follows: Mr. Vacchiano: 152,431 shares, $707,278 market value;
Mr. Shah: 95,554 shares, $443,371; Mr. Lamy: 80,208 units, $372,1659 market value; and Mr. Stalam: 42,063 shares, $195,172 market value. The market value is calculated using the closing price of the Company’s common stock as of the last trading day in fiscal 2011 (December 30, 2011), which was $4.64. The amounts shown in these columns do not include the portions of the awards that ultimately vested based on 2011 performance. Such vested amounts are reflected in the
“Option Exercises and Stock Vested for Fiscal Year 2011” table below.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2011

The following table discloses options exercised and stock vested for NEOs during fiscal 2011.

Option Awards

Stock Awards

Name

Number of Shares Acquired on Exercise (#)

Value Realized on Exercise ($)

Number of Shares Acquired on Vesting (#)

Value Realized on Vesting
($)(1)

Current Named Executive Officers

Thomas J. Vacchiano, Jr.

—

—

154,747
(2)

704,099

Rajesh K. Shah

—

—

52,222
(3)

237,610

Francis Lamy

—

—

81,427
(4)

370,493

(1)
The value realized on vesting is calculated using the closing price of the Company’s common stock as of March 15, 2012 ($4.55).

(2)
Mr. Vacchiano was awarded 439,000 performance-based restricted shares on October 28, 2008 under the 2008 Omnibus Long Term Incentive Plan. The annual 2011 performance criterion was met and 114,627 shares were released to Mr. Vacchiano on March 15, 2012. Because the Company reported adjusted EBITDA of $63.2 million, or 105.3% of targeted adjusted EBITDA for fiscal year 2011, as further described in the “Long Term Equity Incentive Awards” section of the Compensation Discussion & Analysis of this Proxy Statement, the Company released 40,120 additional shares to Mr. Vacchiano, which is equal to 70% of the portion of the 2009 LTIA award eligible to be earned based on fiscal year 2011 performance.

(3)
Mr. Shah was awarded 200,000 performance-based restricted shares on October 19, 2009 under the 2008 Omnibus Long Term Incentive Plan. The annual 2011 performance criterion was met and 52,222 shares were released to Mr. Shah on March 15, 2012.

(4)
Mr. Lamy was awarded 231,000 performance-based restricted units on October 28, 2008 under the 2008 Omnibus Long Term Incentive Plan. The annual 2011 performance criterion was met and 60,316 shares were released to Mr. Lamy on March 15, 2012. Because the Company reported adjusted EBITDA of $63.2 million, or 105.3% of targeted adjusted EBITDA for fiscal year 2011, as further described in the “Long Term Equity Incentive Awards” section of the Compensation Discussion & Analysis of this Proxy Statement, the Company released 21,111 additional shares to Mr. Lamy, which is equal to 70% of the portion of the 2009
LTIA award eligible to be earned based on fiscal year 2011 performance.

NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2011

The Company does not sponsor any non-qualified deferred compensation programs.

2011 PENSION BENEFITS

Name (a)

  Plan name(s)
(b)

Number of Years Credited Service (#) (c)

Present Value of Accumulated Benefit(1) (d)

Payments During Last Fiscal Year(2) (e)

Francis Lamy

  Swiss Life Collective BVG
Foundation, Zurich Pension Plan

11.5

$
1,007,595

—

(1)
In connection with the Company’s acquisition of Amazys Holding AG (Amazys) on July 5, 2006, Mr. Lamy entered into an employment agreement with X-Rite
Europe GmbH, a wholly-owned subsidiary in Switzerland. In accordance with the applicable provisions of Swiss law, all obligations under the pension plan provided by Amazys were transferred to the Company for the benefit of Mr. Lamy in accordance with the contribution levels provided for in the pension scheme of Amazys. No material change or other benefit augmentation was made at that time.

Swiss Life Collective BVG Foundation, Zurich Pension Plan

The Company
maintains a defined benefit plan for employees of its subsidiary in Switzerland, X-Rite Europe GmbH, Regensdorf (“Swiss Subsidiary”). The plan is part of an independent collective fund which provides pensions combined with life and disability insurance. The assets of the funded plan are held independently of the Company’s assets in a legally distinct and independent collective trust fund which serves various unrelated employers. The Fund’s benefit obligations are fully reinsured by Swiss Life Insurance Company. The plan is valued by independent actuaries using the projected unit credit method. The liabilities correspond to the projected benefit obligations of which the discounted net present value is calculated based on years of employment, expected salary increases, and pension adjustments.

Employees of the Swiss
Subsidiary are eligible to participate in the plan on their first day of employment, but no earlier than January 1 following an employee’s attainment of age 17 (the saving scheme starts at age 25). Employees that have reached or exceeded the normal retirement age, employees that are under a 3 month or shorter employment contract with the Swiss Subsidiary, employees with another primary job, employees that are at least 70% disabled and those not living in Switzerland or only temporarily living in Switzerland are excluded from the plan. Normal retirement age under the plan is reached on the first of the month following attainment of age 64 (women) or 65 (men).

The compensation taken into account for benefit purposes is the participant’s annual salary (13 times the monthly salary) and 60% of the participant’s annual bonus, but excluding casual and temporary earnings. The annual salary is limited to a maximum of CHF 400,000, subject to certain reductions for partially disabled persons.

The annual retirement credit is determined in accordance with the following table:

Age

Retirement credit as % of qualifying salary

25-34

8
%

35-44

11
%

45-54

16
%

55-65*

19
%

*
Age 64 for women

Participants are required to contribute a portion of his or her salary to the annual retirement credit in accordance with the following table:

Age

Contribution as % of qualifying salary

25-34

4
%

35-44

5
%

45-54

6
%

55-65*

7
%

*
Age 64 for women

In addition,
participants must contribute a portion of his or her salary to pay for the remaining costs of the fund in accordance with the following table:

Age

Retirement credit as % of annual salary

18-24

0
%

25-65*

1
%

*
Age 64 for women

A participant
may elect early retirement on the first day of the first month following the attainment of age 58. Such participants receive benefits at a reduced conversion rate. Participants with at least 10 years of service that retire within 3 years of attaining normal retirement age receive additional benefits (50%). Participants with 24 years of service that retire within 3 years of attaining normal retirement age would receive 66.66% benefits, those with 25 years of service would receive
83.33%, and those with 26 or more years of service would receive full benefits.

Retirement benefits are paid quarterly in
advance unless the participant or beneficiary elects a lump sum distribution, except for certain small balances, which are automatically paid in a single lump sum.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following discussion and tables show the amount of compensation that would be paid to each of the NEOs under the NEOs’ employment agreements and severance arrangements, including the
Company’s Change in Control Plan for Senior Executives in the event of termination of such executive’s employment. The amount of compensation payable to each NEO based upon the circumstances surrounding such executive officer’s termination is shown below. The amounts shown assume that such termination was effective as of December 31, 2011, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Estimated Payments upon Termination or Change in Control

The Company currently has employment agreements with Messrs. Vacchiano and Lamy. Details of those agreements are discussed under
“Agreements and Other Arrangements.” Upon certain types of terminations of employment not related to a change in control of the Company, severance benefits may be paid to Messrs. Vacchiano and Lamy according to their individual employment agreement. Messrs. Shah and Stalam are entitled to severance under the Company’s severance policy as further described in “Severance Benefits.” Specific severance arrangements that would have been triggered by a qualifying termination event taking place on December 31, 2011 can be found in the tables shown below.

The Company currently has a change in control plan for Messrs. Vacchiano, Shah, Lamy, and
Stalam that provides for the payment of post-termination benefits if their employment is terminated in connection with or following a change in control. Details of that plan are discussed under “Agreements and Other Arrangements.”

On November 8, 2011, the Board approved clarifying amendments to the 2008 and 2011 Omnibus Long Term Incentive Plans
which provide that outstanding equity-based awards granted under the 2008 and 2011 Omnibus Long Term Incentive Plans will become immediately vested and exercisable in full upon the occurrence of a change in control. In addition, the full accelerated vesting with respect to outstanding equity-based performance-based awards or other outstanding equity-based awards that would otherwise vest, in whole or in part, upon any criteria other than solely by the continued employment of the participants under the plans is calculated as if the target level of performance had been achieved.

Estimated Termination
Payments

The following tables show potential payments to the NEOs under existing contracts, agreements, plans and arrangements, for various scenarios involving a change in control or termination of employment assuming a December 31, 2011 termination date using the closing price of the Company’s common stock as of the last trading day in fiscal 2011
(December 30, 2011), which was $4.64.

If employment is terminated with regard to any of the NEOs in this section by the
Company for cause or by the executive without good reason, the executive shall be entitled to receive accrued base salary up to the date of termination of employment but shall not be entitled to receive any further salary, bonus, severance, compensation or benefits from the Company.

THOMAS J. VACCHIANO

Benefits and Payments Upon Separation

Death(1)

Disability(1)

Termination without Cause or for Good Reason

Termination without Cause or for Good Reason (Change in Control)

Compensation:

Severance(2)

$
100,000

$
—

$
400,000

800,000

Short-term incentive(3)

—

—

189,000

789,000

Acceleration of Vesting on Stock and Options(4)

1,602,469

1,602,469

1,602,469

1,602,469

Benefits and Perquisites:

Post-Termination Heath and Dental Care(5)

—

—

13,796

18,348

Excise Tax Gross-up(6)

—

—

—

1,424,749

Total

$
1,702,469

$
1,602,469

$
2,205,265

$
4,634,566

(1)
If Mr. Vacchiano terminates his employment by death or Disability within 24 months following a change in control event, Mr. Vacchiano will not be entitled to any severance amounts or acceleration of vesting on stock and options, as provided under the terms of the Company’s Change in Control Plan for Senior Executives (“CIC Plan”).

(2)
Severance. Under Death: Reflects three months of Mr. Vacchiano’s base salary for 2011, as provided under the terms of his employment agreement.
Under Termination without Cause or for Good Reason: Reflects 12 months of Mr. Vacchiano’s base salary for 2011, as provided under the terms of his employment agreement. Under Change in Control: Reflects two times base salary for 2011, as provided under the terms of the CIC Plan.

(3)
Short-term incentive. Under Termination without Cause or for Good Reason: Reflects pro-rated amount earned by Mr. Vacchiano for 2011 performance assuming a December 31, 2011 termination (100% of 2011 STIA of $189,000), as provided under the terms of his employment agreement. Under Change in Control: Reflects pro-rated amount earned by Mr. Vacchiano for 2011 performance
($189,000), plus two times the established target 2011 STIA ($300,000, which represents 75% of his annual base salary * 2 = $600,000), as provided under the terms of the CIC Plan ($189,000 + $600,000 = $789,000).

(4)
Acceleration of Vesting on Stock and Options. Under Death, Disability and Termination without Cause or for Good Reason: Under the terms of
Mr. Vacchiano’s employment agreement, all unvested stock options and restricted shares are subject to accelerated vesting upon death, disability, termination without Cause, and resignation with Good Reason. Under Change in Control:
Under the terms of the CIC Plan, all unvested service-vesting equity awards are subject to accelerated vesting upon termination by the Company without Cause or by the executive for Good Reason within 24 months following a change in control, while unvested performance-vesting equity awards are subject to accelerated vesting on a pro-rated basis assuming a target level of performance was met by the executive. Under the terms of the 2008 and 2011 Omnibus Long-Term Incentive Plans, as amended, outstanding equity awards will be accelerated upon a change in control, regardless of whether the participant has experienced a termination of employment (or upon other such dates specified by the Committee, in its discretion). The amount in the table above represents the dollar value of unvested stock options and unvested restricted shares that would be accelerated based on the closing price of the Company’s common stock on December 30, 2011 ($4.64).

(5)
Post-Termination Health Care These amounts reflect the cost of premiums for the continuation of medical and dental health benefits under the Consolidated Omnibus
Budget Reconciliation Act of 1986, as amended (COBRA) for a certain period following the termination date. Under Termination without Cause or for Good Reason: If Mr. Vacchiano is terminated by the Company without Cause or resigns for
Good Reason, he would have been entitled to the payment of COBRA premiums for a period of eighteen months under the terms of his employment agreement. Under Change in Control: Reflects the payment of COBRA premiums for a period of two years following Mr. Vacchiano’s termination by the Company without Cause or by the Executive for Good Reason within 24 months following a change in control event, as provided under the terms of the CIC Plan.

(6)
Excise Tax Gross-Up. The CIC Plan provides that the Company will reimburse applicable senior executives for any excise taxes he or she is subject to under
Section 4999 of the Internal Revenue Code upon a change in control, as well as any income and excise taxes payable by the senior executive as a result of any reimbursements for the Section 4999 excise taxes. The amounts reported in the table are estimates, which were determined using conservative assumptions without taking into account any reductions in parachute payments attributable to reasonable compensation payable before or after a change in control. The Company could rebut the presumption required under applicable regulations that the equity and incentive awards granted in 2011 were contingent upon a change in control. In addition, although the non-compete obligations in the CIC Plan would have value associated with them; no value was assigned to them in determining the amount of excise tax gross-up. The actual amount of excise tax due under Section 4999 can only be determined at the time of a change in control and/or such executive’s separation from the Company.

RAJESH K. SHAH

Benefits and Payments Upon Separation

Termination without Cause

Termination without Cause or for Good Reason (Change in Control)

Compensation:

Severance(1)

$
312,000

$
624,000

Short-term incentive(2)

94,925

394,445

Acceleration of Vesting on Stock and Options(3)

923,610

923,610

Benefits and Perquisites:

Post-Termination Heath and Dental Care(4)

7,866

15,731

Outplacement Services(5)

3,000

—

Excise Tax Gross-up(6)

—

741,012

Total

$
1,341,400

$
2,698,798

(1)
Severance. Under Termination without Cause: Reflects 12 months of Mr. Shah’s base salary for 2011, as provided under the terms of the
Confidential Severance Agreement and Release for Executive Band (“Executive Severance Agreement”). Under Change in Control: Reflects two times base salary for 2011, as provided under the Company’s Change in Control Plan for
Senior Executives (“CIC Plan”).

(2)
Short-term incentive. Under Termination without Cause: Reflects pro-rated amount earned by Mr. Shah for 2011 performance assuming a December 31,
2011 termination (100% of 2011 STIA of $94,925), as provided under the terms of the Executive Severance Agreement. Under Change in Control: Reflects pro-rated amount earned by Mr. Shah for 2011 performance ($94,925), plus two times the established target 2011 STIA ($149,760, which represents 48% of his annual base salary * 2 = $299,520), as provided under the terms of the CIC Plan ($94,925 + $299,520 = $394,445).

(3)
Acceleration of Vesting on Stock and Options. Under Termination without Cause: Under the terms of the Executive Severance Agreement, all unvested stock options and restricted shares that would normally vest during the severance period are subject to acceleration upon termination without Cause. Under the terms of the 2008 Omnibus Long Term Incentive Plan, outstanding awards may be accelerated in the
Committee’s discretion. For purposes of the table above only, we are assuming that the Committee would exercise such discretion and all outstanding equity awards, including the portion of performance-vesting restricted shares that ultimately vested based on fiscal 2011 performance, would immediately vest and be paid out upon a termination by the Company without Cause. Under Change in Control: Under the terms of the CIC Plan, all unvested service-vesting equity awards are subject to accelerated vesting upon termination by the Company without Cause or by the executive for Good Reason within 24 months following a change in control, while unvested performance-vesting equity awards are subject to accelerated vesting on a pro-rated basis assuming a target level of performance was met by the executive. Under the terms of the 2008 and 2011 Omnibus Long-Term Incentive Plans, as amended, outstanding equity awards will be accelerated upon a change in control, regardless of whether the participant has experienced a termination of employment (or upon other such dates specified by the Committee, in its discretion). The amount in the table above represents the dollar value of unvested stock options and unvested restricted shares that would be accelerated based on the closing price of the Company’s common stock on December 30, 2011 ($4.64).

(4)
Post-Termination Health Care. These amounts reflect the cost of premiums for the continuation of medical and dental health benefits under the Consolidated
Omnibus Budget Reconciliation Act of 1986, as amended (COBRA) for a certain period following the termination date. Under Termination without Cause: If Mr. Shah is terminated by the Company without Cause, he would have been entitled to the payment of COBRA premiums for a period of twelve months under the terms of the Executive Severance Agreement. Under Change in Control: Reflects the payment of COBRA premiums for a period of two years following Mr. Shah’s termination by the Company without Cause or by the executive for Good Reason within 24 months following a change in control event, as provided under the terms of the CIC Plan.

(5)
Outplacement Services. Under Termination without Cause: Reflects 3 months of outplacement services for Mr. Shah, as provided under the terms of the
Executive Severance Agreement. The amount shown is based on an existing contract with an outplacement services company.

(6)
Excise Tax Gross-Up. The CIC Plan provides that the Company will reimburse applicable senior executives for any excise taxes he or she is subject to under
Section 4999 of the Internal Revenue Code upon a change in control, as well as any income and excise taxes payable by the senior executive as a result of any reimbursements for the Section 4999 excise taxes. The amounts reported in the table are estimates, which were determined using conservative assumptions without taking into account any reductions in parachute payments attributable to reasonable compensation payable before or after a change in control. The Company could rebut the presumption required under applicable regulations that the equity and incentive awards granted in 2011 were contingent upon a change in control. In addition, although the non-compete obligations in the CIC Plan would have value associated with them; no value was assigned to them in determining the amount of excise tax gross-up. The actual amount of excise tax due under Section 4999 can only be determined at the time of a change in control and/or such executive’s separation from the Company.

FRANCIS LAMY(1)

Benefits and Payments Upon Separation

Death(2)

Disability(2)

Termination without Cause or for Good Reason

Termination without Cause or for Good Reason (Change in Control)

Compensation:

Severance(3)

$
33,023

$
—

$
396,275

$
792,550

Short-term incentive(4)

—

—

120,548

500,972

Acceleration of Vesting on Stock and Options(5)

843,213

843,213

843,213

843,213

Benefits and Perquisites:

Post-Termination Heath Care(6)

—

—

36,630

73,259

Total

$
876,236

$
843,213

$
1,396,665

$
2,209,994

(1)
Mr. Lamy is paid in Swiss francs. Amounts shown in this table for severance, short-term incentive, and post-termination health care were converted to U.S. dollars using the 2011 average full year exchange rate equal to 0.88726.

(2)
If Mr. Lamy terminates his employment by death or Disability within 24 months following a change in control event, Mr. Lamy will not be entitled to any severance amounts or acceleration of vesting on stock and options, as provided under the terms of the Company’s Change in Control Plan for Senior Executives (“CIC Plan”).

(3)
Severance. Under Death: Reflects two months of Mr. Lamy’s base salary for 2011, as provided under the terms of his employment agreement. Under
Termination without Cause or for Good Reason: Reflects 12 months of Mr. Lamy’s base salary for 2011, as provided under the terms of his employment agreement. Under Change in Control: Reflects two times base salary for 2011, as provided under the terms of the CIC Plan.

(4)
Short-term incentive. Under Termination without Cause or for Good Reason: Reflects pro-rated amount earned by Mr. Lamy for 2011 performance assuming a December 31, 2011 termination (100% of 2011 STIA of $120,548), as provided under the terms of his employment agreement. Under Change in Control: Reflects pro-rated amount earned by Mr. Lamy for 2011 performance ($120,548), plus two times the established target 2011 STIA ($190,212), which represents 48% of his annual base salary * 2 = $380,424), as provided under the terms of the CIC Plan ($120,548 + $380,424 = $500,972).

(5)
Acceleration of Vesting on Stock and Options. Under Death, Disability and Termination without Cause or for Good Reason: Under the terms of
Mr. Lamy’s employment agreement, all unvested stock options and restricted shares are subject to accelerated vesting upon death, disability, termination without Cause, and resignation with Good Reason. Under Change in Control: Under the terms of the CIC Plan, all unvested service-vesting equity awards are subject to accelerated vesting upon termination by the Company without Cause or by the executive for Good Reason within 24 months following a change in control, while unvested performance-vesting equity awards are subject to accelerated vesting on a pro-rated basis assuming a target level of performance was met by the executive. Under the terms of the 2008 and 2011 Omnibus Long-Term Incentive Plans, as amended, outstanding equity awards will be accelerated upon a change in control, regardless of whether the participant has experienced a termination of employment (or upon other such dates specified by the Committee, in its discretion). The amount in the table above represents the dollar value of unvested stock options and unvested restricted shares that would be accelerated based on the closing price of the Company’s common stock on December 30, 2011 ($4.64).

(6)
Post-Termination Health Care. Under Termination without Cause or for Good Reason: This amount reflects the annual health insurance allowance that would be payable to Mr. Lamy under the terms of his employment agreement for a period of 12 months following the termination date. Under Change in Control: Reflects the annual health insurance allowance that would be payable to Mr. Lamy under the terms of the CIC Plan for a period of 24 months following the termination date if the Company terminates Mr. Lamy’s employment without Cause or the executive resigns for Good Reason within 24 months of a change in control event.

VIJENDER STALAM

Benefits and Payments Upon Separation

Termination without Cause

Termination without Cause or for Good Reason (Change in Control)

Compensation:

Severance(1)

$
300,000

$
600,000

Short-term incentive(2)

$
—

$
—

Acceleration of Vesting on Stock and Options(3)

$
195,172

$
195,172

Benefits and Perquisites:

Post-Termination Heath and Dental Care(4)

$
26,961

$
35,948

Outplacement Services(5)

$
3,000

$
—

Excise Tax Gross-up(6)

$
—

$
—

Total

$
525,133

$
831,120

(1)
Severance. Under Termination without Cause: Reflects 12 months of Mr. Stalam’s base salary for 2011, as provided under the terms of the
Confidential Severance Agreement and Release for Executive Band (“Executive Severance Agreement”). Under Change in Control: Reflects two times base salary for 2011, as provided under the Company’s Change in Control Plan for
Senior Executives (“CIC Plan”).

(2)
Short-term incentive. Because Mr. Stalam joined the Company on December 12, 2011, he was not eligible to receive a STIA with respect to the 2011 fiscal year. Beginning in fiscal year 2012, Mr. Stalam will be eligible to receive a target amount of 48% of his base salary as a STIA.

(3)

Acceleration of Vesting on Stock and Options. Under Termination without Cause: Under the terms of the Executive Severance Agreement, all unvested stock options and restricted shares that would normally vest during the severance period are subject to acceleration upon termination without Cause. Under the terms of the 2011 Omnibus Long Term Incentive Plan, outstanding awards may be accelerated in the Committee’s discretion. For purposes of the table above only, we are assuming that the Committee would exercise such discretion and all outstanding equity awards would immediately vest and be paid out upon a termination by the Company without Cause. Under Change in Control: Under the terms of the CIC
Plan, all unvested service-vesting equity awards are subject to accelerated vesting upon termination by the Company without Cause or by the executive for Good Reason within 24 months following a change in control, while unvested performance-vesting equity awards are subject to accelerated vesting on a pro-rated basis assuming a target level of performance was met by the executive. Under the terms of the 2008 and 2011 Omnibus Long-Term Incentive Plans, as amended, outstanding equity awards will be accelerated upon a change in control, regardless of whether the participant has experienced a termination of employment (or upon other such dates specified by the Committee, in its discretion). The amount in the table above represents the dollar value of unvested stock options and unvested restricted shares that would be accelerated based on the closing price of the Company’s common stock on December 30, 2011 ($4.64).

(4)
Post-Termination Health Care. These amounts reflect the cost of premiums for the continuation of medical and dental health benefits under the Consolidated
Omnibus Budget Reconciliation Act of 1986, as amended (COBRA) for a certain period following the termination date. Under Termination without Cause: If Mr. Stalam is terminated by the Company without Cause, he would have been entitled to the payment of COBRA premiums for a period of twelve months under the terms of the Executive Severance Agreement. Under Change in Control: Reflects the payment of COBRA premiums for a period of two years following Mr. Stalam’s termination by the Company without Cause or by the executive for Good Reason within 24 months following a change in control event, as provided under the terms of the CIC Plan.

(5)
Outplacement Services. Under Termination without Cause: Reflects 3 months of outplacement services for Mr. Stalam, as provided under the terms of the
Executive Severance Agreement. The amount shown is based on an existing contract with an outplacement services company.

(6)
Excise Tax Gross-Up. The CIC Plan provides that the Company will reimburse applicable senior executives for any excise taxes he or she is subject to under
Section 4999 of the Internal Revenue Code upon a change in control, as well as any income and excise taxes payable by the senior executive as a result of any reimbursements for the Section 4999 excise taxes. The amounts reported in the table are estimates, which were determined using conservative assumptions without taking into account any reductions in parachute payments attributable to reasonable compensation payable before or after a change in control. The Company could rebut the presumption required under applicable regulations that the equity and incentive awards granted in 2011 were contingent upon a change in control. In addition, although the non-compete obligations in the CIC Plan would have value associated with them; no value was assigned to them in determining the amount of excise tax gross-up. The actual amount of excise tax due under Section 4999 can only be determined at the time of a change in control and/or such executive’s separation from the Company. Using the foregoing assumptions, because Mr. Stalam’s parachute payments upon an assumed termination of his employment following a change in control on December 31, 2011 would not exceed three times his “base amount” of compensation earned during 2011 (as calculated under Section 280G of the Code), he would not be subject to excise taxes and therefore we have not reported an excise tax gross-up for 2011 in the foregoing table.

Estimated Change in Control Payments

Under the terms of the X-Rite, Incorporated 2008 and 2011 Omnibus Long Term Incentive Plans, the vesting of outstanding equity awards will accelerate upon a change in control. Assuming the occurrence of a change in control on December 31, 2011, the value of such accelerated stock options and stock awards would be as follows: Mr. Vacchiano—$1,602,469;
Mr. Shah—$923,610; Mr. Lamy—$843,213; and Mr. Stalam—$195,172.

Risk Analysis of
Compensation Policies for All Employees

With the help of its compensation consultant, the Committee reviewed the
Company’s compensation policies and practices for all employees, including executive officers. The Committee also reviewed its compensation programs for certain design features which have been identified by experts as having the potential to encourage excessive risk-taking, including amount of equity and vesting period, compensation mix that is overly weighted toward annual incentives, unreasonable goals or thresholds, and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

In
addition, the Committee believes that the mix and design of the elements of executive and employee compensation provide a balance of fixed salary and variable, cash and equity, annual and long-term incentives, and performance metrics that encourage good stewardship of the Company’s assets and do not encourage management to assume excessive risks. The Company believes that risks arising from its compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

EQUITY COMPENSATION PLAN SUMMARY

The following table provides information about the Company’s equity compensation plans as of December 31, 2011.

Number of securities to be issued upon exercise of outstanding options

Weighted-average exercise price of outstanding options

Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by shareholders

5,648,296
(1)

$
4.27

7,203,322
(2)

Equity compensation plans not approved by shareholders

0

n/a

0

Total

5,648,296

$
4.27

7,203,222

(1)
Represents outstanding options under the 2008 and 2011 Omnibus Long Term Incentive Plans to purchase the Company’s common stock.

(2)
Represents remaining shares of the Company’s common stock available to be issued under the 2011 Omnibus Long Term Incentive Plan and the 2004 Amended and Restated
Employee Stock Purchase Plan (680,840 shares).

INDEPENDENT AUDITOR INFORMATION

Relationship with the Company’s Independent Auditors

The consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2011 have been audited by
Ernst & Young LLP, independent public accountants. The aggregate fees billed by Ernst & Young LLP for the 2011 and 2010 fiscal years are as follows:

2011

2010

Audit Fees

$
620,600

$
647,100

Tax Fees

40,000

83,700

$
660,600

$
730,800

Audit fees include amounts incurred for the annual audits of the Company’s consolidated financial statements, interim reviews of quarterly financial information and statutory audits. Fees billed for tax services include tax compliance services.

Preapproval Policy for Auditor Services

The
Audit Committee’s policy is to preapprove all audit and nonaudit services provided by the Company’s independent auditors. These services may include audit services, audit related services, tax services, and other services. Preapproval is generally provided for up to one (1) year and any preapproval is detailed as to a particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated preapproval authority to its
Chairperson when expedition of service is necessary. Both the Company’s independent auditors and management are required to periodically report to the entire Audit Committee regarding the extent of services provided by the Company’s independent auditors in accordance with this preapproval policy, and the fees for such services. The Audit Committee preapproved all services provided by the Company’s independent auditors in fiscal year 2011 and 2010 in accordance with the foregoing policy.

Appointment of Auditors for Fiscal 2012

As of the date of this Proxy Statement, the Company has not yet selected an independent public accounting firm to audit its consolidated financial statements for fiscal 2012. As of the date of this Proxy Statement, the Audit Committee is reviewing the terms of engagement with Ernst & Young LLP regarding their reappointment as the Company’s auditor for fiscal 2012.
Representatives of Ernst & Young LLP will be available at the 2012 Annual Meeting of Shareholders. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements as of and for the fiscal year ended
December 31, 2011, and met with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Management has
primary responsibility for preparing the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accounting firm audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the company in conformity with accounting principles generally accepted in the United States and discuss with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. The Audit Committee oversees these processes, although it relies on the information provided to us and on the representations made by management and the independent registered public accounting firm. In addition, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as the report of management and the opinion thereon of Ernst &
Young LLP regarding X-Rite’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received from Ernst & Young LLP the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight
Board) and has discussed with Ernst & Young LLP its independence from the Company. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with the independence of Ernst & Young
LLP and has concluded that the independence of Ernst & Young LLP is not compromised by the performance of such services.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report on
Form 10-K for the fiscal year ended December 31, 2011.

Mark D. Weishaar, Chairman

Colin M. Farmer

Daniel M. Friedberg

John E. Utley

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Related Person Transactions

The Company has a policy to review all relationships and transactions between the Company and its directors and executive officers or their immediate family members. The Company’s CFO is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. All material matters are reviewed and approved by the Audit Committee and independent directors. The review process takes into account the following information with respect to each transaction or relationship:

1.
the nature of the related person’s interest in the transaction;

2.
the material terms of the transaction, including, without limitation, the amount and type of transaction;

3.
the importance of the transaction to the related person;

4.
the importance of the transaction to the Company;

5.
whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

6.
any other matters the Audit Committee deems appropriate.

Certain Transactions

In connection with the
consummation of the recapitalization of the Company in October 2008, the Company entered into investment agreements with OEP, and with Sagard and Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital
Partners II Executive Fund L.L.C. (collectively, the “Investors”), under which, the Company sold an aggregate of 46,904,763 shares of its common stock to the Investors for an aggregate purchase price of $155 million in cash. Under the investment agreements, the Company agreed to appoint three individuals designated by OEP and one individual designated by Sagard to the Board as further described in “Nomination of Directors.” Under the OEP investment agreement, until the expiration of certain time periods or until OEP owns less than certain specified amounts of common stock, the Company must obtain OEP’s consent for, among other things, (1) acquisitions of assets in any fiscal year in excess of $25 million, (2) certain sales of equity in any fiscal year greater than $25 million, (3) the entry into a new line of business, (4) subject to certain exceptions, entry into any transaction with, or amendment or modification of, any transactions or agreements with certain affiliates of the Company, (5) certain amendments of the Company’s restated articles of incorporation or amended or restated bylaws and (6) increases in the size of the Board to more than nine members.

Simultaneously with the consummation of the recapitalization, the Company and the Investors entered into a customary registration rights agreement, pursuant to which the Company filed with the SEC a shelf registration statement covering resales of the “Registrable Shares,” as defined in the registration rights agreement, which was declared effective by the SEC on November 4, 2009.

In August 2009, the Company entered into an Exchange Agreement with the Investors, pursuant to which the Investors exchanged an aggregate of $41.6 million principal amount of loans under the Company’s second lien credit agreement that were acquired by the Investors from one of the Company’s second lien lenders immediately prior to the exchange for an aggregate of 41,561.22312 shares of the Company’s newly created Series A Preferred Stock and warrants for an aggregate of 7,500,000 shares of the Company’s common stock. The warrants were exercised by the Investors after the Company’s special meeting of shareholders held on October 28, 2009 to approve the exercise of the warrants.

In March 2011, the Company used borrowings under the senior secured credit facility and cash on hand to redeem all of the outstanding shares of Senior Preferred Stock from the Investors, having an aggregate redemption amount of $49.4 million, equal to $1,000 per share plus all unpaid dividends at a fixed annual rate of 14.375% per annum compounded annually, multiplied by the early redemption multiplier of 105%.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2013

ANNUAL MEETING OF SHAREHOLDERS

Any proposal of a shareholder must be received by X-Rite at its headquarters, 4300 44th Street, S.E., Grand Rapids, Michigan 49512, no later than December 6, 2012 in order to be considered for inclusion in X-Rite’s Proxy Statement relating to the 2013 Annual Meeting. Shareholders who wish to submit a proposal not intended to be included in X-Rite’s Proxy Statement relating to the 2013 Annual Meeting, but to be presented at that meeting, and who propose to nominate a director for election at that meeting, are required by the Articles of Incorporation and Bylaws to provide notice of such proposal or nomination to X-Rite. Nominations for directors must be received not later than 30 days prior to the date of the meeting (or within seven days after X-Rite mails or otherwise gives notice of the date of such meeting, if such notice is given less than 40 days prior to the meeting date). All other proposals must be received not less than 60 nor more than 90 days prior to the scheduled meeting date, provided, that if less than 70 days’ notice, or prior public disclosure of the date of a scheduled meeting is given or made, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. This notice must contain the information required by the Articles Incorporation and Bylaws and must be submitted in accordance with the procedures outlined therein.

OTHER MATTERS

The Company’s Annual Report to Shareholders including consolidated financial statements, as well as the Company’s Annual Report on Form 10-K, is being mailed or sent to you electronically to shareholders with this Proxy Statement.

Management is not
aware of any matters to be presented for action at the Annual Meeting, other than as set forth in this Proxy Statement. If other business should come before the meeting, the persons named as proxy holders in the accompanying Proxy intend to vote the shares in accordance with their judgment, and discretionary authority to do so is included in the Proxy.

We have delivered
only one Notice to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the
Notice and, if applicable, proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice, Proxy Statement or Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if two or more shareholders sharing the same address receive multiple copies of the Company’s proxy materials and wish to receive only one copy of such materials, shareholders may notify their broker if their shares are held in a brokerage account or may notify us if they hold registered shares. Such registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to X-Rite, Incorporated, 4300 44th Street, S.E. Grand Rapids, Michigan 49512, Attention: Corporate Secretary.

Upon written request by any shareholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Form 10-K Annual Report for 2011 which we filed with the SEC, including financial statements and schedules. If the person requesting the report was not a shareholder of record on March 20, 2012, the request must contain a good faith representation that he or she was a beneficial owner of the
Company’s common stock at the close of business on that date. Requests should be addressed to X-Rite, Incorporated, 4300 44th Street, S.E. Grand Rapids, Michigan 49512, Attention: Corporate Secretary.

SHAREHOLDERS ARE URGED TO PROMPTLY VOTE THEIR SHARES.

By Order of the Board of Directors,

Rajesh K. Shah

Secretary

April 5, 2012

Grand Rapids, Michigan

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and
for electronic delivery of information up until 11:59 P.M. Eastern Time on May 15, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the
Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone
to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 15, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

For All

Withhold All

For All Except

  To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:

☐

☐

☐

1.

Election of Directors

Nominees

01 Bradley J. Coppens

02 Daniel M. Friedberg

03 Mark D. Weishaar

      NOTE: Such other business as may properly come before
the meeting or any adjournment thereof.

For address change/comments, mark here.   (see reverse for
instructions)

☐

Yes

No

Please sign exactly as your name(s) appear(s) hereon. When
signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.

☐

☐

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

X-RITE, INCORPORATED

4300 44th Street, S.E.

Grand Rapids,
Michigan 49512

PROXY

This Proxy Solicited on Behalf of the Board of
Directors

The undersigned hereby appoint(s) Thomas J. Vacchiano,
Jr. and Rajesh K. Shah, and each of them, as Proxies, each with full power to appoint a substitute, to represent and to vote, as designated on the reverse, all shares of common stock of X-Rite, Incorporated held of record by the undersigned on March
20, 2012 at the Annual Meeting of Shareholders to be held on May 16, 2012 or any adjournment thereof. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, LISTED ON THE REVERSE SIDE AS NOTED IN THE PROXY STATEMENT.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side